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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FARMLAND PARTNERS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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March 25, 2015

Dear Fellow Stockholders:

        You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the "Annual Meeting") of Farmland Partners Inc., which will be held at the Hyatt Regency Tech Center, located at 7800 E. Tufts Avenue, Denver, Colorado 80237, on May 5, 2015, at 8:00 a.m. Mountain Time.

        The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

        In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send the stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the Internet makes the proxy distribution process more efficient and less costly, and helps in conserving natural resources.

        The Proxy Statement, the Notice of Annual Meeting of Stockholders and the 2014 Annual Report to Stockholders/Form 10-K are available at http://www.proxyvote.com and may also be accessed through our website at www.farmlandpartners.com under the "SEC Filings" section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

        Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

        On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on May 5, 2015.

Sincerely,

Paul A. Pittman Executive Chairman, President and Chief Executive Officer

FARMLAND PARTNERS INC.
8670 Wolff Court, Suite 240
Westminster, Colorado 80031

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 5, 2015

        NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders (the "Annual Meeting") of Farmland Partners Inc. will be held at the Hyatt Regency Tech Center, located at 7800 E. Tufts Avenue, Denver, Colorado 80237, on May 5, 2015, at 8:00 a.m. Mountain Time, for the following purposes:

  (1)
  to elect the six director nominees named in the Proxy Statement;

  (2)
  to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015;

  (3)
  to approve the Company's Amended and Restated 2014 Equity Incentive Plan; and

  (4)
  to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

        The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on March 10, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on March 10, 2015 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

        Your vote is important. Whether or not you expect to attend the meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy so that your shares may be represented at the meeting.

By Order of the Board of Directors,
Luca Fabbri Chief Financial Officer, Secretary and Treasurer
Westminster, Colorado March 25, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 5, 2015.

This Notice of Annual Meeting and Proxy Statement and our Annual Report to
Stockholders/Form 10-K for the year ended December 31, 2014 are available at www.proxyvote.com.

i

FARMLAND PARTNERS INC.
8670 Wolff Court, Suite 240
Westminster, Colorado 80031

PROXY STATEMENT

 ABOUT THE MEETING

Why am I receiving this Proxy Statement?

        This Proxy Statement contains information related to the solicitation of proxies for use at our 2015 Annual Meeting of Stockholders, to be held at the Hyatt Regency Tech Center, located at 7800 E. Tufts Avenue, Denver, Colorado 80237, on May 5, 2015, at 8:00 a.m. Mountain Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by Farmland Partners Inc. on behalf of our Board of Directors (also referred to as the "Board" in this Proxy Statement). "We," "our," "us" and the "Company" refer to Farmland Partners Inc.

        We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders of record on March 10, 2015. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about March 25, 2015, we intend to make this Proxy Statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.

        This Proxy Statement and our 2014 Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2014 are available at http://www.proxyvote.com. This website address contains the following documents: the Notice, the Proxy Statement and proxy card sample, and the 2014 Annual Report to Stockholders/Form 10-K. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

What am I being asked to vote on?

        You are being asked to vote on the following proposals:

  •
  Proposal 1 (Election of Directors):  The election of the six director nominees named in this Proxy Statement, each for a term expiring at the 2016 annual meeting of stockholders;

  •
  Proposal 2 (Ratification of PricewaterhouseCoopers LLP):  The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015;

  •
  Proposal 3 (Approval of the Amended and Restated 2014 Equity Incentive Plan):  The approval of the Company's Amended and Restated 2014 Equity Incentive Plan (the "Amended Equity Incentive Plan"); and

  •
  To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

What are the Board's voting recommendations?

        The Board recommends that you vote as follows:

  •
  Proposal 1 (Election of Directors):  "FOR" each of the Board nominees for election as directors;

  •
  Proposal 2 (Ratification of PricewaterhouseCoopers LLP):  "FOR" the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015; and

  •
  Proposal 3 (Approval of the Amended Equity Incentive Plan):  "FOR" the approval of the Amended Equity Incentive Plan.

Who is entitled to vote at the Annual Meeting?

        Only holders of record of our common stock at the close of business on March 10, 2015, the record date for the Annual Meeting (the "Record Date"), are entitled to receive notice of the Annual Meeting and to vote at the meeting. Our common stock constitutes the only class of securities entitled to vote at the meeting.

What are the voting rights of stockholders?

        Each share of our common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on.

        No dissenters' rights are provided under the Maryland General Corporation Law, our Articles of Amendment and Restatement or our bylaws with respect to any of the proposals described in this Proxy Statement.

Who can attend the Annual Meeting?

        All holders of our common stock at the close of business on the Record Date (March 10, 2015), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you may be asked to present valid photo identification, such as a driver's license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting. For directions to the Annual Meeting, contact our Secretary at (720) 452-3100.

        Please also note that if you are the beneficial owner of shares held in "street name" (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  •
  Stockholder of record.  If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

  •
  Beneficial owner of shares held in street name.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in "street name," and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the organization that holds your shares.

What will constitute a quorum at the Annual Meeting?

        The presence at the meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date (March 10, 2015) will constitute a quorum, permitting the stockholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 7,731,755 shares of our common stock outstanding.

        If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.

What are broker non-votes?

        Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares only on matters deemed "routine" by the NYSE MKT, the exchange on which shares of our common stock are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called "broker non-vote."

        Proposal 2 (ratification of PricewaterhouseCoopers LLP) is the only proposal that is considered "routine" under the NYSE MKT rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015, even if the broker or other nominee does not receive voting instructions from you.

        Under NYSE MKT rules, Proposal 1 (election of directors) and Proposal 3 (approval of the Amended Equity Incentive Plan) are proposals considered to be non-routine. Consequently, if you do not give your broker or other nominee instructions, your broker or other nominee will not be able to vote on these proposals, and broker non-votes may exist with respect to the election of directors and the approval of the Amended Equity Incentive Plan.

How many votes are needed for the proposals to pass?

        The proposals to be voted on at the Annual Meeting have the following voting requirements:

  •
  Proposal 1 (Election of Directors):  Directors are elected by plurality vote. There is no cumulative voting in the election of directors. Therefore, the six director nominees receiving the highest number of "FOR" votes will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

  •
  Proposal 2 (Ratification of PricewaterhouseCoopers LLP):  The affirmative vote of a majority of the votes cast is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015, which is considered a routine matter under NYSE MKT rules. For purposes of the vote on the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

  •
  Proposal 3 (Approval of the Amended Equity Incentive Plan):  The affirmative vote of a majority of the votes cast is required to approve the Amended Equity Incentive Plan. For purposes of the vote on the approval of the Amended Equity Incentive Plan, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. To satisfy the voting requirement under Section 162(m) of the Internal Revenue Code, the proposal must be approved by a majority of the votes cast on the proposal.

Will any other matters be voted on?

        As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

        If you are a registered stockholder, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet or telephone is 11:59 a.m. Eastern Time on the day before the Annual Meeting date. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.

        If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

        If you sign and submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the Board's recommendations specified above under "What are the Board's voting recommendations?" and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.

If I plan to attend the Annual Meeting, should I still vote by proxy?

        Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record. Beneficial owners of shares held in street name who wish to vote in person at the Annual Meeting must request a legal proxy from the organization that holds their shares and bring that legal proxy to the Annual Meeting.

How are proxy card votes counted?

        If the accompanying proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: "FOR" the election of all nominees for the Board named in this Proxy Statement; "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; "FOR" the approval of the Amended Equity Incentive Plan; and as recommended by the Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

        Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person.

Who pays the costs of soliciting proxies?

        We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the Annual Report to Stockholders/Form 10-K for fiscal year 2014, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

Implications of being an "emerging growth company"

        We are an "emerging growth company," as defined in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 (the "JOBS Act"). For as long as we are an "emerging growth company," we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not "emerging growth companies," including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory "say-on-pay" votes on executive compensation and stockholder advisory votes on golden parachute compensation.

        Under the JOBS Act, we will remain an "emerging growth company" until the earliest of:

  •
  the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more;

  •
  the last day of the fiscal year following the fifth anniversary of our initial public offering;

  •
  the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and

  •
  the date on which we are deemed to be a "large accelerated filer" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

        You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

        The Board is currently comprised of six directors, all of whom have terms expiring at the 2015 Annual Meeting. The nominees, all of whom are currently serving as directors of the Company, have been recommended by the Board for re-election to serve as directors for one-year terms until the 2016 annual meeting of stockholders and until their successors are duly elected and qualify. Based on its review of the relationships between the director nominees and the Company, the Board has affirmatively determined that the following directors are "independent" directors under the rules of the NYSE MKT and under applicable rules of the Securities and Exchange Commission (the "SEC"): Messrs. Jay Bartels, Chris A. Downey, Joseph W. Glauber, Dean Jernigan and Darell D. Sarff.

        The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our bylaws, decrease the size of the Board.

  Nominees for Election for a One-Year Term Expiring at the 2016 Annual Meeting

        The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.

Name	Age(1)	Title	Director Since
Jay Bartels	50	Independent Director	2014
Chris A. Downey	64	Independent Director	2014
Joseph W. Glauber	60	Independent Director	2015
Dean Jernigan	69	Independent Director	2014
Paul A. Pittman	52	Executive Chairman, President and Chief Executive Officer	2014
Darell D. Sarff	65	Independent Director	2014

(1)
Age as of March 23, 2015

        Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he has served as a director.

        Jay Bartels.    Mr. Bartels has served as a director since our initial public offering on April 16, 2014. Since 2010, Mr. Bartels has served as the Chief Executive Officer and President and a member of the board of directors of Trendmojo, Inc., a technology development company, and as the President and a member of the board of directors of Bonsai Development Corp, a California-based software company. In addition, since 2005, he has served as a partner and a member of the board of directors of Germinator, Inc., a California-based seed fund that advises and invests in early-stage technology companies. Mr. Bartels also has served as a member of the board of directors of ProWebSurfer, Inc., which focuses on new media and online advertising, since 2006. From 2008 to 2012, Mr. Bartels was the Chief Operating Officer of CollabRx, a privately held company that focuses on healthcare data research. Mr. Bartels holds a B.S. in Mathematics and Statistics from the University of California at Berkeley.

        Based on his extensive experience as an investor, advisor and manager of a variety of businesses and his demonstrated leadership abilities and financial expertise, we have determined that Mr. Bartels should serve as a director.

        Chris A. Downey.    Mr. Downey has served as a director since our initial public offering on April 16, 2014. Mr. Downey has over 30 years of experience in land development, financial management and management consulting. Since 1998, Mr. Downey has been a principal at Stirling Development, a real estate development company he co-founded. Mr. Downey previously worked for a private real estate company and directed several large-scale master planned community development projects from acquisition through zoning, entitlement, financing, infrastructure and build-out. Mr. Downey is a former CPA and previously was a management consultant with Arthur Young & Company, where he directed the firm's financial planning and controls practice in Orange County, California. Mr. Downey also worked in the medical device operations of Fiat S.p.A. in California and Italy in both line and staff positions. Mr. Downey currently serves on the compensation committee and finance committee of Memorial Health Services, a not-for-profit health system in Southern California. Mr. Downey holds a B.A. degree in Chemistry from the University of California at Irvine, and an M.B.A. from the Anderson School of Management at the University of California at Los Angeles.

        Based on his extensive experience in the real estate industry and his finance and accounting expertise, we have determined that Mr. Downey should serve as a director.

        Dean Jernigan.    Mr. Jernigan has served as a director and as the lead independent director since our initial public offering on April 16, 2014. Since 2014, Mr. Jernigan has served as the Chief Executive Officer of Jernigan Capital LLC, a mortgage REIT. From April 2006 to December 2013, he served as Chief Executive Officer and a member of the board of trustees of CubeSmart (NYSE: CUBE), a publicly traded self-storage REIT, where he also served as president from April 2006 to November 2008. From 2004 to April 2006, Mr. Jernigan served as President of Jernigan Property Group, LLC, a Memphis-based company that formerly owned and operated self-storage facilities in the United States. From 2002 to 2004, Mr. Jernigan was a private investor. From 1984 to 2002, he was Chairman of the Board and Chief Executive Officer of Storage USA, Inc., which was a publicly traded self-storage REIT from 1994 to 2002. Mr. Jernigan served as a member of NAREIT's Board of Governors from 1995 to 2002, and as a member of its Executive Committee from 1998 to 2002. From 1999 until its acquisition in May 2012, Mr. Jernigan also served on the board of directors of Thomas & Betts, Inc., which was a publicly traded electrical components and equipment company.

        Based on his extensive leadership experience at publicly traded REITs and his knowledge of the real estate industry, we have determined that Mr. Jernigan should serve as a director.

        Joseph W. Glauber.    Dr. Glauber has served as a director since February 2015. Dr. Glauber served as the Chief Economist of the U.S. Department of Agriculture (the "USDA") from 2008 to 2014 and as Deputy Chief Economist of the USDA from 1992 to 2007. Dr. Glauber has been active in the agriculture industry since the early 1980s and began working for the USDA in 1984. In addition, Dr. Glauber chaired the Federal Crop Insurance Corporation Board of Directors from 2008 to 2014, served as the chief U.S. agricultural negotiator in the WTO Doha Round from 2007 to 2009 and served on the President's Council of Economic Advisors from 1991 to 1992. Dr. Glauber is currently a visiting senior research fellow at the International Food Policy Research Institute and, over the course of his career, has written numerous articles about the agricultural industry that have been published in academic and trade journals. Dr. Glauber received an A.B. in Anthropology from the University of Chicago and a Ph.D. in Agricultural Economics from the University of Wisconsin.

        Based on his extensive knowledge of agricultural economics and the agricultural industry as a whole, we have determined that Dr. Glauber should serve as a director.

        Paul A. Pittman.    Mr. Pittman has served as our Executive Chairman, President and Chief Executive Officer since the formation of our company. Since 2008, Mr. Pittman also has served as the president of American Agriculture Corporation and Pittman Hough Farms LLC. Mr. Pittman served as the chief administrative officer and executive vice president of Jazz Technologies, Inc., a semiconductor foundry, from March 2007 to September 2008 and its Chief Financial Officer from February 2007 to September 2008. Mr. Pittman also served as the principal accounting officer of Jazz Technologies, Inc. From December 2004 to March 2006, he served as Partner and Head of Mergers & Acquisitions at ThinkEquity Partners LLC. From April 2000 to January 2003, he served as the President, Chief Executive Officer and Chief Operating Officer of HomeSphere, Inc., an enterprise software company, and TheJobsite.com, which merged into HomeSphere. Before TheJobsite.com, he worked in senior investment banking roles for ten years at Merrill Lynch & Co., and prior to that with Wasserstein Perella Co. From March 1997 to February 2000, he served as Head of Emerging Markets M&A at Merrill Lynch in London, where he was responsible for origination and execution of all M&A business in the region (Eastern Europe, the Middle East, the Former Soviet Union and Africa). Prior to Merrill Lynch & Co., he served as Director of M&A at Wasserstein Perella & Co. in New York and London. Mr. Pittman began his career at Sullivan & Cromwell as an Associate in Mergers and Acquisitions. He has been involved with the residential construction industry for more than 20 years as both a developer and builder and has also served as the general contractor and developer of several condominium and custom home projects. He served as a Director of HomeSphere, Inc., and TheJobsite.com from April 2000 to January 2003. Mr. Pittman graduated from the University of Illinois with a B.S. degree in Agriculture, received a Masters in Public Policy from Harvard University, and a J.D. with Honors from the University of Chicago Law School.

        Based on his knowledge of the Company, its business and properties, his past public company experience, his background in finance and his experience in the real estate industry, including acquiring and managing farmland, we have determined that Mr. Pittman should serve as the Executive Chairman of the Board.

        Darell D. Sarff.    Mr. Sarff has served as a director since our initial public offering on April 16, 2014. Mr. Sarff has been the owner and operator of a diversified grain and vegetable farm in Mason County, Illinois since 1970. Mr. Sarff served as Chairman of the State Committee of Farm Service Agency of the State of Illinois from 2009 to 2014. During that time he oversaw the USDA's Federal Farm Service Agency programs for the State of Illinois. In addition, since 1996, Mr. Sarff has been an owner and managing broker of Kennedy-Sarff Real Estate, LLC and Prairieland Gold Real Estate, in Havana, Illinois. From 1997 until 2013, Mr. Sarff also served as director of Pro-Fac Cooperative Inc., which was a publicly traded agricultural cooperative located in Rochester, New York, that supplied fruits, vegetables and popcorn to food processors. Mr. Sarff also served on the board of directors of the Illinois Farm Bureau from 1986 to 1996. Mr. Sarff holds an associate's degree in agriculture from Illinois Central College.

        Based on his experience in executive roles, including his service as a director on a publicly traded agricultural cooperative, and his extensive experience in agricultural real estate, we have determined that Mr. Sarff should serve as a director.

  Vote Required and Recommendation

        The affirmative vote of a plurality of all the votes cast at the Annual Meeting is necessary for the election of a director. Therefore, the six individuals with the highest number of affirmative votes will be elected to the six directorships. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. There is no cumulative voting with respect to the election of directors.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES SET FORTH ABOVE.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

        The Audit Committee of the Board, which is composed entirely of independent directors, has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee's selection of our independent registered public accounting firm. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  Vote Required and Recommendation

        The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. For purposes of vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders' best interests. In the event that the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

  Relationship with Independent Registered Public Accounting Firm

        Our consolidated financial statements for the year ended December 31, 2014 have been audited by PricewaterhouseCoopers LLP, which served as our independent registered public accounting firm for that year.

        The following summarizes the fees billed by PricewaterhouseCoopers LLP for services performed for the year ended December 31, 2014:

Year Ended December 31, 2014
Audit Fees(1)	$810,310
Audit-Related Fees(2)	33,300
Tax Fees	55,321

Total	$898,931

(1)
Audit Fees for 2014 include fees for the 2014 audit and reviews of our quarterly reports on Form 10-Q and certain additional services associated with our initial public offering, including reviewing registration statements and the issuance of comfort letters and consents.

(2)
Audit-Related Fees for 2014 includes fees for certain additional services performed for significant tenants in conjunction with our registration statements.

  Pre-Approval Policies and Procedures

        The Audit Committee's policy is to review and pre-approve, either pursuant to the Company's Audit and Non-Audit Services Pre-Approval Policy (the "Pre-Approval Policy") or through a separate pre-approval by the Audit Committee, any engagement of the Company's independent auditor to provide any permitted non-audit service to the Company. Pursuant to the Pre-Approval Policy, which the Audit Committee reviews and reassesses periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. Additionally, all audit and permissible non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement.

Proposal 3: Approval of the Amended and Restated 2014 Equity Incentive Plan

        At the Annual Meeting, stockholders will be asked to approve the Amended Equity Incentive Plan, which was adopted, subject to stockholder approval, by the Board in February 2015. The Amended Equity Incentive Plan reflects the following amendments to the Company's 2014 Equity Incentive Plan (the "Equity Incentive Plan"), which are subject to stockholder approval:

  •
  Increase in Aggregate Share Limit.  The Amended Equity Incentive Plan authorizes a 387,070 share increase in the number of shares our common stock available for award grants under the Equity Incentive Plan to an aggregate of 615,070 shares (including an aggregate of 214,283 shares of restricted common stock that have been granted to our executive officers, our non-employee directors and Jesse J. Hough, our consultant, and 400,787 shares reserved for potential future issuance). The 387,070 share increase represents approximately 4.0% of the combined total of the outstanding shares of our common stock and units of limited partnership interest ("OP units") of the Farmland Partners Operating Partnership, LP, the Company's operating partnership subsidiary (the "Operating Partnership"), as of March 23, 2015.

  •
  Extension of Term of Equity Incentive Plan.  The Amended Equity Incentive Plan extends the term of the Equity Incentive Plan to May 4, 2025.

Background of the Plan

        Our Board of Directors adopted, and our initial stockholder approved, our Equity Incentive Plan for the purpose of attracting and retaining non-employee directors, executive officers and other key employees and service providers, including officers and employees of our affiliates, and to stimulate their efforts toward our continued success, long-term growth and profitability. The Equity Incentive Plan provides for the grant of stock options, share awards (including restricted stock and restricted stock units), stock appreciation rights, dividend equivalent rights, performance awards, annual incentive cash awards and other equity-based awards, including LTIP units, which are convertible on a one-for-one basis into OP units.

        The Equity Incentive Plan adopted at the time of our initial public offering provided that the number of shares of our common stock that could be issued pursuant to awards under the Equity Incentive Plan was equal to 6% of the total number of shares of our common stock issued in our initial public offering, which was completed on April 16, 2014. In connection with our initial public offering, we issued and sold an aggregate of 3,800,000 shares of our common stock. As a result, in accordance with the Equity Incentive Plan, 228,000 shares, or 6% of the total number of shares of our common stock sold in our initial public offering, were eligible for issuance pursuant to awards under the Equity Incentive Plan.

        During the period commencing upon the completion of our initial public offering on April 16, 2014 and ending as of the date of this Proxy Statement, an aggregate of 214,283 shares of our common stock were and remain outstanding under the Equity Incentive Plan, after giving effect to forfeitures of shares to the Company. Accordingly, as of the date of this Proxy Statement, only 13,717 shares of our common stock are available for future issuance pursuant to awards under the Equity Incentive Plan.

  Discussion of the Increase in Aggregate Share Limit

        The Board approved the additional share authority requested under the Amended Equity Incentive Plan based on its belief that the number of shares currently available under the Equity Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. In light of the continued growth of the Company's property portfolio, the Board believes that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain the quality employees it needs to move its business forward.

        The Compensation Committee (which administers the Equity Incentive Plan) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward employees whose contributions are critical to the long-term success of the Company. The Compensation Committee anticipates that the additional shares requested will fund the equity compensation program through the end of the fiscal year ending December 31, 2018.

        The Compensation Committee believes that the additional shares are necessary for the Company to offer a competitive equity incentive program. The Equity Incentive Plan is the Company's only active employee equity incentive plan and the current number of shares remaining available for grant is insufficient to provide any meaningful recruitment or retention benefit to prospective or current employees. If stockholders do not approve the proposed increase in shares authorized under the plan, the Company likely will be precluded from successfully attracting and retaining the best possible talent.

  Description of the Equity Incentive Plan

        The complete text of the Amended Equity Incentive Plan is set forth as Appendix A hereto. The following is a summary of the material features of the Equity Incentive Plan and is qualified in its entirety by reference to Appendix A. A marked copy of the Amended Equity Incentive Plan that shows the changes to the Equity Incentive Plan is set forth as Appendix B hereto. For ease of reference, the marked copy of the Amended Equity Incentive Plan shows the deleted text in strikethrough format and added text underlined.

        The Equity Incentive Plan provides for the grant of stock options, share awards (including restricted stock and restricted stock units), stock appreciation rights, dividend equivalent rights, performance awards, annual incentive cash awards and other equity-based awards, including LTIP units, which are convertible on a one-for-one basis into OP units.

        Administration of Our Equity Incentive Plan.    Our Equity Incentive Plan is administered by our Compensation Committee. Each member of our Compensation Committee that administers our Equity Incentive Plan is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "independent" within the meaning of the NYSE MKT listing rules and the rules and regulations of the SEC. Our Compensation Committee determines eligibility for and designates participants of our Equity Incentive Plan, determines the type and amount of awards to be granted, determines the timing, terms, and conditions of any award (including the exercise price), and makes other determinations and interpretations as provided in our Equity Incentive Plan. All decisions and interpretations made by our Compensation Committee with respect to our Equity Incentive Plan are binding on us and participants. During any period of time in which we do not have a Compensation Committee, our Equity Incentive Plan will be administered by our Board of Directors or another committee appointed by our Board of Directors. References below to our Compensation Committee include a reference to our Board of Directors or another committee appointed by our Board of Directors for those periods in which our Board of Directors or such other committee is acting.

        Eligible Participants.    All of our employees and the employees of our subsidiaries and affiliates, including our Operating Partnership, are eligible to receive awards under our Equity Incentive Plan. In addition, our non-employee directors, consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under our Equity Incentive Plan. Incentive stock options, however, are only available to our employees. As of March 23, 2015, Paul A. Pittman had 106,357 shares that have not yet vested under the Equity Incentive Plan, and Luca Fabbri had 44,642 shares that had not yet vested under the Equity Incentive Plan. All current executive officers as a group had 150,999 shares that have not yet vested under the Equity Incentive Plan. All current directors who are not executive officers, each of whom is a nominee for election as a director, as a group had

16,070 shares that have not yet vested under the Equity Incentive Plan. No associates of such directors, executive officers or nominees have received options under the Equity Incentive Plan. All employees and directors as a group had 167,069 shares that have not yet vested under the Equity Incentive Plan. In addition, as of March 23, 2015, Mr. Hough, our consultant, had 47,214 shares that had not vested under the Equity Incentive Plan. The closing price of the Company's Common Stock on the NYSE MKT on March 23, 2015 was $11.30.

        Share Authorization.    Upon stockholder approval of the Amended Equity Incentive Plan, the maximum aggregate number of shares that may be issued under the Equity incentive plan will be increased by 387,070 shares to a total of 615,070. In connection with stock splits, distributions, recapitalizations and certain other events, our Board of Directors or Compensation Committee will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under our Equity Incentive Plan and the terms of outstanding awards. If any awards terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares of common stock subject to such awards will again be available for purposes of our Equity Incentive Plan.

        Share Usage.    Shares of common stock that are subject to awards are counted against our Equity Incentive Plan share limit as one share for every one share subject to the award. The number of shares subject to any stock appreciation rights awarded under our Equity Incentive Plan is counted against the aggregate number of shares available for issuance under our Equity Incentive Plan regardless of the number of shares actually issued to settle the stock appreciation right upon exercise.

        Prohibition on Repricing without Stockholder Approval.    Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option or stock appreciation right, including by replacement with or substitution of another award type, that would be treated as a repricing under applicable stock exchange rules or would replace stock options or stock appreciation rights with cash, in each case without the approval of the stockholders (although appropriate adjustments may be made to outstanding stock options and stock appreciation rights to achieve compliance with applicable law, including the Code).

        Stock Options.    Our Equity Incentive Plan authorizes our Compensation Committee to grant incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options. The exercise price of each option will be determined by our Compensation Committee, provided that the price cannot be less than 100% of the fair market value of shares of our common stock on the date on which the option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our shares of common stock on the date of grant.

        The term of an option cannot exceed ten years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. Our Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The vesting and exercisability of options may be accelerated by our Compensation Committee. The exercise price of an option may not be amended or modified after the grant of the option, and an option may not be surrendered in consideration of or exchanged for or substituted for a grant of a new option having an exercise price below that of the option which was surrendered or exchanged or substituted for without stockholder approval.

        The exercise price for any option is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value, on the date on which the option is exercised, of the exercise price, (iii) to the extent the award agreement provides, by payment through a broker in accordance with procedures set forth by us or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to us.

        Share Awards.    Our Equity Incentive Plan also provides for the grant of share awards, including restricted stock and restricted stock units. A share award is an award of shares of common stock or stock units that may be subject to restrictions on transferability and other restrictions as our Compensation Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Compensation Committee may determine. Restricted stock units are contractual promises to deliver shares of common stock in the future and may be settled in cash, shares, other securities or property (as determined by our Compensation Committee) upon the lapse of restrictions applicable to the award and otherwise in accordance with the award agreement. A participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares, except that our Compensation Committee may require any dividends to be reinvested in shares. A participant who receives restricted stock units will have no rights of a stockholder with respect to the restricted stock units but may be granted the right to receive dividend equivalent rights. During the period, if any, when share awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her award shares

        Stock Appreciation Rights.    Our Equity Incentive Plan authorizes our Compensation Committee to grant stock appreciation rights that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash, common stock or a combination of the two. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of shares of our common stock on the date of exercise over the shares' fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by our Compensation Committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a stock appreciation right cannot exceed ten years from the date of grant.

        Performance Awards.    Our Equity Incentive Plan also authorizes our Compensation Committee to grant performance awards. Performance awards represent the participant's right to receive a compensation amount, based on the value of our common stock, if performance goals established by our Compensation Committee are met. Our Compensation Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance award. Performance goals may relate to our financial performance, the participant's performance or such other criteria determined by our Compensation Committee. If the performance goals are met, performance awards will be paid in cash, shares of common stock or a combination thereof.

        Under our Equity Incentive Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries (except with respect to the total stockholder return and earnings per share criteria), will be used by our Compensation Committee in establishing performance goals: Funds from Operations ("FFO"); Adjusted FFO; earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation; operating (or gross) income or profit; pretax income before allocation of corporate overhead and/or bonus; operating efficiencies; operating income as a percentage of net revenue; return on equity, assets, capital, capital employed or investment; after tax operating income; net income; earnings or book value per share; financial ratios; cash flow(s); total rental income or revenues; capital expenditures as a percentage of rental income; total operating expenses, or some component or combination of components of total operating expenses, as a percentage of rental income; stock price or total stockholder return, including any comparisons with stock market indices; appreciation in or maintenance of the price of the common stock or any of our publicly-traded securities; dividends; debt or cost reduction; comparisons with performance metrics of peer companies; comparisons of our stock price performance to the stock price performance of peer companies; strategic business objectives, consisting of one or more objectives based on meeting specified cost, acquisition or leasing targets, meeting or reducing budgeted expenditures, attaining division, group or corporate financial goals, meeting business expansion goals and meeting goals relating to leasing, acquisitions, joint ventures or collaborations or dispositions; economic value-added models; or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, our past performance or the past performance of any of our subsidiaries, operating units, business segments or divisions and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders' equity and/or shares outstanding, or to assets or net assets. Our Compensation Committee may appropriately adjust any evaluation of performance under the foregoing criteria to exclude any of the following events that occurs during a performance period: asset impairments or write-downs; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; or any other event either not directly related to our operations or not within the reasonable control of our management.

        Bonuses.    Cash performance bonuses payable under our Equity Incentive Plan may be based on the attainment of performance goals that are established by our Compensation Committee and relate to one or more performance criteria described in the plan. Cash performance bonuses must be based upon objectively determinable bonus formulas established in accordance with the plan.

        Dividend Equivalents.    Our Compensation Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid in cash or may be deemed reinvested in additional shares of stock and may be payable in cash, common stock or a combination of the two. To the extent the dividend equivalents are provided with respect to another award that vests or is earned based upon achievement of performance goals, any dividend equivalents will not be paid currently, but instead will be paid only to the extent the award vests. Our Compensation Committee will determine the terms of any dividend equivalents.

        Other Equity-Based Awards.    Our Compensation Committee may grant other types of equity-based awards under our Equity Incentive Plan, including LTIP units. Other equity-based awards are payable in cash, common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by our Compensation Committee. The terms and conditions that apply to other equity-based awards are determined by our Compensation Committee.

        LTIP units are a special class of OP units. Each LTIP unit awarded under our Equity Incentive Plan will be equivalent to an award of one share under our Equity Incentive Plan, reducing the number of shares available for other equity awards on a one-for-one basis. We will not receive a tax deduction with respect to the grant, vesting or conversion of any LTIP unit. The vesting period for any LTIP units, if any, will be determined at the time of issuance. Each LTIP unit, whether vested or not, will receive the same quarterly per unit profit distribution as the other outstanding OP units, which profit distribution will generally equal the per share distribution on a share of common stock. This treatment with respect to quarterly distributions is similar to the expected treatment of our restricted stock awards, which will receive full distributions whether vested or not. Initially, each LTIP unit will have a capital account of zero and, therefore, the holder of the LTIP unit would receive nothing if our Operating Partnership were liquidated immediately after the LTIP unit is awarded. However, the partnership agreement requires that "book gain" or economic appreciation in our assets realized by our Operating Partnership, whether as a result of an actual asset sale or upon the revaluation of our assets, as permitted by applicable regulations promulgated by the U.S. Treasury Department, or Treasury Regulations, be allocated first to LTIP units until the capital account per LTIP unit is equal to the capital account per unit of our Operating Partnership. The applicable Treasury Regulations provide that assets of our Operating Partnership may be revalued upon specified events, including upon additional capital contributions by us or other partners of our Operating Partnership or a later issuance of additional LTIP units. Upon equalization of the capital account of the LTIP unit with the per unit capital account of the OP units and full vesting of the LTIP unit, the LTIP unit will be convertible into an OP unit at any time. There is a risk that a LTIP unit will never become convertible because of insufficient gain realization to equalize capital accounts and, therefore, the value that a grantee will realize for a given number of vested LTIP units may be less than the value of an equal number of shares of common stock.

        Recoupment.    If we adopt a "clawback" or recoupment policy, any awards granted pursuant to our Equity Incentive Plan will be subject to repayment to us to the extent provided under the terms of such policy. We reserve the right in any award agreement to cause a forfeiture of the gain realized by a recipient if such recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or upon termination for "cause" as defined in our Equity Incentive Plan, applicable award agreement or any other agreement between us or an affiliate and the recipient.

        Change in Control.    If we experience a change in control in which outstanding awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity: (1) except for performance awards, all restricted stock, LTIP units and restricted stock units will vest and the underlying shares of common stock and all dividend equivalent rights will be delivered immediately before the change in control; or (2) at our Board of Director's or Compensation Committee's discretion, either all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon completion of the change in control, or all options, stock appreciation rights, restricted stock and restricted stock units will be cashed out before the change in control. In the case of performance awards denominated in shares or LTIP units, if more than half of the performance period has lapsed, the awards will be converted into restricted stock or restricted stock units based on actual performance to date. If less than half of the performance period has lapsed, or if actual performance is not determinable, the awards will be converted into restricted stock assuming target performance has been achieved.

        In summary, a change in control under our Equity Incentive Plan occurs if:

  •
  a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, 50% or more of the total combined voting power of our outstanding securities;

  •
  the consummation of a merger or consolidation, unless (1) the holders of our voting shares immediately prior to the merger have at least 50.1% of the combined voting power of the securities in the surviving entity or its parent or (2) no person owns 50% or more of the shares of the surviving entity or the combined voting power of our outstanding voting securities;

  •
  we sell or dispose of all or substantially all of our assets; or

  •
  individuals who constitute our Board of Directors cease for any reason to constitute a majority of our Board of Directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose.

        Adjustments for Stock Dividends and Similar Events.    Our Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under our Equity Incentive Plan, including the individual limitations on awards, to reflect stock splits and other similar events.

        Transferability of Awards.    Except as otherwise permitted in an award agreement or by our Compensation Committee, awards under the Equity Incentive Plan are not transferable other than by a participant's will or the laws of descent and distribution.

        Term and Amendment.    Our Board of Directors may amend or terminate our Equity Incentive Plan at any time; provided that no amendment may adversely impair the benefits of participants with respect to outstanding awards without the participants' consent or violate our equity incentive plan's prohibition on repricing. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of the plan. Unless terminated sooner by our Board of Directors, the Amended Equity Incentive Plan will terminate on the tenth anniversary of its approval by stockholders.

  Certain U.S. Federal Income Tax Consequences

        Parachute Limitation.    Unless a recipient is party to another agreement that addressed Sections 280G and 4999 of the Code, to the extent any payment or benefit would be subject to an excise tax imposed in connection with Section 4999 of the Code, such payments and/or benefits may be subject to a "best pay cap" reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payment and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without reduction but with the executive paying the excise tax liability.

        Section 162(m).    Section 162(m) of the Code generally disallows a public company's tax deduction for compensation paid in excess of $1.0 million in any tax year to its chief executive officer and certain other most highly compensated executives. However, compensation that qualifies as "performance-based compensation" is excluded from this $1.0 million deduction limit and therefore remains fully deductible by the company that pays it. We generally intend that, except as otherwise determined by our Compensation Committee, performance awards and stock options granted with an exercise price at least equal to 100% of the fair market value of the underlying shares of common stock at the date of grant to employees our Compensation Committee expects to be named executive officers at the time a deduction arises in connection with such awards, will qualify as "performance-based compensation" so that these awards will not be subject to the Section 162(m) deduction limitations. Our Compensation Committee will not necessarily limit executive compensation to amounts deductible under Section 162(m) of the Code, however, if such limitation is not in the best interests of us and our stockholders.

        Section 409A.    We intend to administer our Equity Incentive Plan so that awards will be exempt from, or will comply with, the requirements of Section 409A of the Code; however, we do not warrant that any award under our Equity Incentive Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. We will not be liable to any participant for any tax, interest, or penalties that such participant might owe as a result of the grant, holding, vesting, exercise, or payment of any award under our Equity Incentive Plan.

  Vote Required and Recommendation.

        The affirmative vote of a majority of all the votes cast at the Annual Meeting is necessary for the approval of the Amended Equity Incentive Plan. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

        THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED EQUITY INCENTIVE PLAN.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Profile

        We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

  •
  the Board is not classified, with each of our directors subject to re-election annually;

  •
  five of our six directors satisfy the listing standards for independence of the NYSE MKT and Rule 10A-3 under the Exchange Act;

  •
  one of our directors qualifies as an "Audit Committee financial expert" as defined by the SEC;

  •
  we intend to comply with the requirements of the New York Stock Exchange ("NYSE") listing standards, including having committees comprised solely of independent directors;

  •
  we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law; and

  •
  we do not have a stockholder rights plan.

        Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Role of the Board in Risk Oversight

        One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its three standing committees, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Committees

        Our Board of Directors has established three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The principal functions of each committee are described below. Notwithstanding that we are subject to the listing standards of the NYSE MKT, we are in compliance with and intend to continue to comply with the more rigorous corporate governance requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of these committees will be comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.

        The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jay Bartels	X		X (chair)
Chris A. Downey*	X (chair)	X
Joseph W. Glauber			X
Dean Jernigan	X	X (chair)
Darell D. Sarff		X	X

*
Audit committee financial expert.

  Audit Committee

        The Audit Committee is comprised of Messrs. Bartels, Downey and Jernigan. Mr. Downey, the chairman of the Audit Committee, qualifies as an "audit committee financial expert" as that term is defined by the applicable SEC regulations and NYSE MKT corporate governance listing standards. The Board determined that each of the Audit Committee members is "financially literate" as that term is defined by the NYSE corporate governance listing standards. We adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:

  •
  our accounting and financial reporting processes;

  •
  the integrity of our consolidated financial statements and financial reporting process;

  •
  our systems of disclosure controls and procedures and internal control over financial reporting;

  •
  our compliance with financial, legal and regulatory requirements;

  •
  the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

  •
  the performance of our internal audit function; and

  •
  our overall risk profile.

        The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee report included in this Proxy Statement.

        During the period commencing with the closing of our initial public offering on April 16, 2014 and ended December 31, 2014, the Audit Committee met three times, including telephonic meetings.

  Compensation Committee

        The Compensation Committee is comprised of Messrs. Downey, Jernigan and Sarff, with Mr. Jernigan serving as chairman. Prior to his resignation from the Board on February 25, 2015, Robert S. Solomon served as the chairman of the Compensation Committee. We adopted a

Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer's compensation, evaluating our chief executive officer's performance in light of such goals and objectives and determining and approving the remuneration of our chief executive officer based on such evaluation;

  •
  reviewing and approving the compensation of all of our other officers;

  •
  reviewing our executive compensation policies and plans;

  •
  implementing and administering our incentive compensation equity-based remuneration plans;

  •
  assisting management in complying with our proxy statement and annual report disclosure requirements;

  •
  to the extent required by applicable SEC rules, producing a report on executive compensation to be included in our annual Proxy Statement; and

  •
  reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

        During the period commencing with the closing of our initial public offering on April 16, 2014 and ended December 31, 2014, the Compensation Committee met two times, including telephonic meetings.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is comprised of Messrs. Bartels, Glauber and Sarff, with Mr. Bartels serving as chairman. Prior to his resignation from the Board on February 25, 2015, Robert S. Solomon served as a member of the Nominating and Corporate Governance Committee. We adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:

  •
  identifying and recommending to the full Board qualified candidates for election as directors and recommending nominees for election as directors at the Annual Meeting of stockholders;

  •
  developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

  •
  reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

  •
  recommending to the Board nominees for each committee of the Board;

  •
  annually facilitating the assessment of the Board's performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE MKT corporate governance listing standards; and

  •
  overseeing the Board's evaluation of management.

        In identifying and recommending nominees for directors, the Nominating and Corporate Governance Committee may consider diversity of relevant experience, expertise and background.

        During the period commencing with the closing of our initial public offering on April 16, 2014 and ended December 31, 2014, the Nominating and Corporate Governance Committee met two times, including telephonic meetings

Legal Proceedings

        The nature of our business exposes our properties, us and the Operating Partnership to the risk of claims and litigation in the normal course of business. Other than routine litigation arising out of the ordinary course of business, we are not presently subject to any material litigation nor, to our knowledge, is any material litigation threatened against us.

Director Selection Process

        The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the chairman of the Board and chief executive officer as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board. Taking the Nominating and Corporate Governance Committee's recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual stockholders' meeting.

        Stockholders wishing to recommend individuals for consideration as directors must follow the procedures described in Article II, Section 11 of the Company's bylaws, including (among other requirements) the giving of written notice of the nomination to our Secretary no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year's annual meeting. The stockholder's notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of the Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates.

Code of Business Conduct and Ethics

        The Board established a code of business conduct and ethics that applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with applicable laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code of business conduct and ethics.

        Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by the Board or a committee of the Board, and any such waiver shall be promptly disclosed to stockholders as required by law or NYSE MKT regulations.

Availability of Corporate Governance Materials

        Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines, our Code of Business Conduct and Ethics and our Code of Ethics for Chief Executive Officer and Senior Financial Officers, on our website at www.farmlandpartners.com under the "Corporate Information—Governance Documents" tab, and these documents are available in print to any stockholder who sends a written request to such effect to Farmland Partners Inc., 8670 Wolff Court, Suite 240, Westminster, Colorado 80031, Attention: Secretary. Information on or accessible from our website is not and should not be considered a part of this Proxy Statement.

Independence of Directors

        NYSE MKT listing standards require NYSE MKT-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE MKT listing standards, no director of a company qualifies as "independent" unless the Board of Directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).

        The Board currently has six directors, a majority of whom the Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be "independent" under the listing standards of the NYSE MKT and under applicable rules of the SEC. The Board affirmatively has determined that each of the following directors is independent under these standards: Messrs. Bartels, Downey, Glauber, Jernigan and Sarff. Mr. Pittman is not independent as he is an executive officer of the Company.

Board Leadership Structure

  Combined Executive Chairman and Chief Executive Officer Positions

        Mr. Pittman serves as the Executive Chairman of the Board, President and Chief Executive Officer. The Board has reviewed its current leadership structure and has determined that the use of the lead independent director, as described below, along with the combined Executive Chairman and Chief Executive Officer positions, is currently the most appropriate and effective leadership structure for the Company. Mr. Pittman has been involved with the agricultural real estate industry for more than 20 years. As the individual primarily responsible for the day-to-day management of business operations, he is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. Coupled with a lead independent director, this leadership structure allows the Board to exercise independent oversight and enables the Board to have direct access to information related to the day-to-day management of business operations.

  Lead Independent Director

        The Board believes that its governance structure ensures a strong, independent Board even though the Board does not have an independent Chairman. To strengthen the role of our independent directors and encourage independent Board leadership, the Board also has established the position of lead independent director, which currently is held by Mr. Jernigan. The responsibilities of the lead independent director include, among others:

  •
  presiding at all meetings of the Board at which the Chairman of the Board is not present;

  •
  scheduling meetings of the independent directors from time to time, but not less than twice a year;

  •
  developing the agendas for, and presiding at, executive sessions of the independent directors of the Board;

  •
  communicating the sense of the Board to the Chief Executive Officer of the Company;

  •
  assisting the Chairman of the Board to review and set the agenda and schedule for each of the Board's meetings, including bringing to the attention of the Chairman of the Board particular issues for the Board's attention and consideration and assuring there is sufficient time for discussion of all agenda items;

  •
  assisting in improving the effectiveness of Board meeting;

  •
  assisting the Chairman of the Board in the review and approval of information and materials to be sent to the Board, including in particular providing input as to the quality, quantity and timeliness of the information submitted by the Company's management that is necessary or appropriate for the independent directors to effectively and responsibly perform their duties; and

  •
  coordinating with committee heads with respect to committee self-evaluations.

Board and Committee Meetings

        During the period commencing with the closing of our initial public offering on April 16, 2014 and ended December 31, 2014, the Board met four times, including telephonic meetings. Each director attended at least 75% of Board and applicable committee meetings on which he served during his period of service. On February 25, 2015, Mr. Solomon resigned from the Board and Dr. Glauber filled the vacancy left by Mr. Solomon, and therefore, Dr. Glauber did not attend any meetings during the year ended December 31, 2014. Directors are expected to attend, in person or by telephone, all Board meetings and meetings of committees on which they serve.

Executive Sessions of Non-Management Directors

        Pursuant to our Corporate Governance Guidelines and the NYSE MKT listing standards, in order to promote open discussion among non-management directors, our non-management directors meet in executive sessions without management participation regularly. The lead independent director presides at these sessions.

Communications with the Board

        Stockholders and other interested parties may communicate with the Board by sending written correspondence to the "Lead Independent Director" c/o the Secretary of Farmland Partners Inc., 8670 Wolff Court, Suite 240, Westminster, Colorado 80031, who will then directly forward such correspondence to the lead independent director. The lead independent director will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

Director Compensation

        As compensation for serving on the Board, each of our independent directors receives an annual fee of $30,000, an additional $2,000 for each Board meeting attended in person and $500 for each Board meeting attended by telephone. Each of our independent directors also receives $500 for each committee meeting attended in person and $250 for each committee meeting attended by telephone. The chairman of each of the Audit, Compensation and Nominating and Corporate Governance Committees receives an additional annual fee of $8,000, $5,000 and $3,500, respectively, and the lead independent director receives an additional annual fee of $8,000. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Mr. Pittman does not receive any additional compensation for his service on the Board.

        Concurrently with the completion of our initial public offering, each independent director (other than Dr. Glauber, who was appointed to the board in February 2015) received a grant of 3,214 restricted shares of our common stock. In connection with his appointment to the Board in February 2015, Dr. Glauber received a grant of 3,214 restricted shares of our common stock. All restricted shares granted to independent directors vest ratably on each of the first three anniversaries of the date of grant, subject to such director's continued service on the Board.

        Subject to stockholder approval of our Amended Equity Plan, we expect to issue shares of restricted stock to our non-employee directors in an amount to be determined by the Compensation Committee following the Annual Meeting.

  Director Compensation Table

        The following table provides information on the compensation of our directors for the period commencing with the closing of our initial public offering on April 16, 2014 and ended December 31, 2014, other than Mr. Pittman, who received no separate compensation for his service as a director. For information related to the compensation of Mr. Pittman, please refer to "Compensation of Executive Officers—Summary Compensation Table."

Name	Fees Paid in Cash	Stock Awards(1)		All Other Compensation(2)	Total
Jay Bartels	$33,625	$44,996		$1,048	$79,669
Chris A. Downey	$37,000	$44,996		$1,048	$83,044
Joseph W. Glauber(3)	$—	$—		$—	$—
Dean Jernigan	$37,000	$44,996		$1,048	$83,044
Darell D. Sarff	$29,500	$44,996		$1,048	$75,544
Robert S. Solomon(4)	$19,500	$44,996	(5)	$1,048	$65,544

(1)
Represents the grant date fair value on April 16, 2014, the date of grant, multiplied by the number of shares awarded.

(2)
Represents dividends paid on unvested restricted stock awards.

(3)
Dr. Glauber joined our Board of Directors on February 25, 2015, and as a result, did not receive any compensation during the year ended December 31, 2014.

(4)
Mr. Solomon resigned as a director effective February 25, 2015.

(5)
Mr. Solomon's resignation came before the first scheduled vesting date, and as a result, all of Mr. Solomon's restricted shares were forfeited on February 25, 2015.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Compensation Committee of the Board are Messrs. Downey, Jernigan and Sarff, with Mr. Jernigan serving as chairman, each of whom is an independent director. Prior to his resignation from the Board on February 25, 2015, Robert S. Solomon served as the chairman of the Compensation Committee. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee. Accordingly, during the period commencing with the closing of our initial public offering on April 16, 2014 and ended December 31, 2014, there were no interlocks with other companies within the meaning of the SEC's proxy rules.

EXECUTIVE OFFICERS

        The following table sets forth information concerning our executive officers. Executive officers are elected annually by the Board and serve at the Board's discretion.

Name	Age(1)	Title
Paul A. Pittman	52	Executive Chairman, President and Chief Executive Officer
Luca Fabbri	46	Chief Financial Officer, Secretary and Treasurer

(1)
Age as of March 23, 2015

        Set forth below is a description of the background of our Chief Financial Officer, Secretary and Treasurer, Mr. Luca Fabbri. Mr. Pittman's background is described above under "Proposals to be Voted On—Proposal 1: Election of Directors."

        Luca Fabbri.    Mr. Fabbri has served as our Chief Financial Officer, Secretary and Treasurer since the founding of our company. Since November 2011, Mr. Fabbri also has served as the senior vice president and chief operating officer of American Agriculture. Mr. Fabbri was a founder of Co3 Systems Inc., an enterprise software company in Cambridge, MA, and served as its vice president of engineering from January 2010 to October 2011. From January 2003 to September 2012, Mr. Fabbri was a consultant with Elk Creek Ventures Inc., providing consulting services in technology, finance and corporate development. From April 2000 to December 2002, Mr. Fabbri served as head of corporate development for Jazz Technologies, Inc. Mr. Fabbri also founded HomeSphere, a software company, and served as its senior vice president and chief financial officer from April 2000 to December 2002. From August 1997 to January 2000, Mr. Fabbri was an associate in mergers and acquisitions in the London office of Merrill Lynch & Co. Mr. Fabbri began his career in Italy as a technology and operations consultant. Mr. Fabbri has a B.S. with Honors in Economics from the University of Naples (Italy) and a M.B.A. in Finance from the Massachusetts Institute of Technology.

 COMPENSATION OF EXECUTIVE OFFICERS

        The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.

        The compensation of Messrs. Pittman and Fabbri identified in our Summary Compensation Table, whom we refer to as named executive officers ("NEOs"), consists of a combination of base salary, bonuses and equity-based compensation.

        The following tables contain certain compensation information for each NEO. Our NEOs for 2014 consisted of the following people: Paul A. Pittman, our Executive Chairman, President and Chief Executive Officer, and Luca Fabbri, our Chief Financial Officer, Secretary and Treasurer.

Summary Compensation Table

        The following table sets forth a summary of all compensation earned, awarded or paid, as applicable, to our NEOs in the fiscal year ended December 31, 2014.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	All Other Compensation(4)	Total
Paul A. Pittman	2014	$283,333	$50,000	$1,488,998	$34,672	$1,857,003
Executive Chairman, President and
Chief Executive Officer
Luca Fabbri	2014	$141,667	$25,000	$624,988	$14,553	$806,208
Chief Financial Officer, Secretary and
Treasurer

(1)
Amounts represent pro rata portion of annual base salary allocable for the period commencing with the closing of our initial public offering on April 16, 2014 and ended December 31, 2014 based on the following annual salaries: Mr. Pittman—$400,000 and Mr. Fabbri—$200,000.

(2)
The 2014 Bonus Awards, which were in the sole discretion of the Compensation Committee, were based on the Compensation Committee's assessment of the performance of the NEOs in 2014, including, but not limited to, increasing the total acreage in our portfolio and the successful transition from a private company to a public company as a result of our initial public offering.

(3)
Represents the grant date fair value on April 16, 2014, the date of grant, of a number of restricted shares of our common stock granted to our named executive officers concurrently with the completion of our initial public offering multiplied by the number of shares awarded.

(4)
Represents dividends paid on unvested restricted stock awards.

2015 Compensation

        For the fiscal year ending December 31, 2015, the Compensation Committee has approved a base salary for Mr. Pittman of $400,000 and a base salary for Mr. Fabbri of $250,000. In addition, the Compensation Committee set bonus targets for Mr. Pittman and Mr. Fabbri for 2015 at $200,000 and $50,000, respectively. The bonus awards will be determined at the sole discretion of the Compensation Committee based on an assessment of the performance of the NEOs.

Outstanding Equity Awards at Fiscal Year-End December 31, 2014

        The following table presents information about our NEO's outstanding equity awards as of December 31, 2014.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Paul A. Pittman	4/16/2014	106,357	$1,107,176	106,357	$1,107,176
Executive Chairman, President and
Chief Executive Officer
Luca Fabbri	4/16/2014	44,642	464,723	44,642	464,723
Chief Financial Officer, Secretary and
Treasurer

(1)
Represents shares of restricted stock granted under our 2014 Equity Incentive Plan in connection with our initial public offering, which will vest ratably on the first three anniversaries of the date of grant.

(2)
Market value reflects the number of restricted shares multiplied by $10.41 per share, which was the closing price of our common stock on the NYSE MKT on December 31, 2014.

Employment Agreements

        Upon completion of our initial public offering, we entered into employment agreements with Messrs. Pittman and Fabbri. The employment agreements have initial three-year terms with automatic one-year renewals thereafter, unless the executive or we provide notice of non-renewal to the other party.

        The employment agreements provide that, if the executive's employment is terminated:

  •
  by us for "cause," by the executive without "good reason," as a result of a non-renewal of the employment term by the executive, or due to the executive's death, then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses; (iii) all accrued but unused vacation for the year in which the termination occurs through the termination date; and (iv) all approved, but unreimbursed, business expenses;

  •
  by us without "cause," by the executive for "good reason," or as a result of a non-renewal of the employment term by us, then we shall pay the executive: (i) all accrued but unpaid wages through the termination date; (ii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iii) all approved, but unreimbursed, business expenses; (iv) all earned and accrued but unpaid bonuses; (v) any COBRA continuation coverage premiums required for the coverage of the executive (and his eligible dependents) under our major medical group health plan, generally for a period of 18 months or, if less, until the executive or his eligible dependent is no longer entitled to COBRA coverage; and (vi) a separation payment equal to the sum of three times (3x) for Mr. Pittman, and two times (2x) for Mr. Fabbri, of their (A) then-current base salary, (B) average annual bonus for the two annual bonus periods completed prior to termination (or target bonus for any fiscal year not yet completed), and (C) the average value of any annual equity award(s) made in connection with the prior two annual grants during the employment term (excluding the initial grant of restricted shares described above, any awards made pursuant to multi-year, at performance or long-term performance program and any other non-recurring awards, with such separation payment being payable in equal installments over a period of 12 months following such termination;

  •
  due to the executive's "disability," then we shall pay the executive (or the executive's estate and/or beneficiaries, as the case may be): (i) all accrued but unpaid wages through the termination date; (ii) all earned and accrued but unpaid bonuses prorated to the date of his disability; (iii) all accrued but unused vacation for the year in which the termination occurs through the termination date; (iv) all approved, but unreimbursed, business expenses; and (v) any COBRA continuation coverage premiums required for the coverage of the executive (or his eligible dependents) under our major medical group health plan, generally for a period of 18 months or, if less, until the executive or his eligible dependent is no longer entitled to COBRA coverage.

        Additionally, if the executive's employment is terminated by us without "cause," by the executive for "good reason" or as a result of a non-renewal of the employment term by us, all of the executive's outstanding unvested equity-based awards (including but not limited to, restricted stock and restricted stock units) will vest and become immediately exercisable and unrestricted, without any action by the Board or any committee thereof (except vesting may be delayed to qualify as performance-based compensation for purposes of Section 162(m) of the Code).

        The executive's right to receive the severance payments and benefits described above is subject to his delivery and non-revocation of an effective general release of claims in favor of the Company and compliance with customary restrictive covenant provisions, including, relating to confidentiality, noncompetition, nonsolicitation, cooperation and nondisparagement.

        In addition, under the employment agreements, to the extent any payment or benefit would be subject to an excise tax imposed in connection with Section 4999 of the Code, such payments and/or benefits may be subject to a "best pay cap" reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the payments and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the payments and benefits without such reduction.

EQUITY COMPENSATION PLAN INFORMATION

        The following table gives information about shares of our common stock that may be issued under our 2014 Equity Incentive Plan as of December 31, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders(1)	—	—	13,717
Equity compensation plans not approved by stockholders	—	—	—

Total	—	—	13,717

(1)
Our 2014 Equity Incentive Plan was approved by our sole stockholder prior to the completion of our initial public offering.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is currently composed of Messrs. Bartels, Downey and Jernigan, with Mr. Downey serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

        One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company's financial statements. The Company's management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2014 with our management.

        The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company's independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the Statement on Auditing Standards No. 114.

        The Audit Committee has received both the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board of Directors regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP from management and the Company.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements for 2014 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Respectfully submitted,
The Audit Committee of the Board of Directors Chris A. Downey (Chairman) Jay Bartels Dean Jernigan

        The Audit Committee Report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information as of March 23, 2015, regarding the beneficial ownership of shares of our common stock and OP units (unless otherwise indicated) by (a) each of our directors, (b) each of our named executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our common stock. Beginning one year after the date of issuance, an OP unit is redeemable for cash equal to the then-current market value of one share of our common stock or, at our option, for one share of common stock. Unless otherwise indicated, all shares and OP units are owned directly and the indicated person has sole voting and dispositive power with respect to such shares or OP units. The SEC has defined "beneficial ownership" of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

        Unless otherwise indicated, the address of each person listed below is c/o Farmland Partners, Inc.

Name	Number of Shares Beneficially Owned		% of All Shares(1)	Number of OP Units Beneficially Owned		% of All Shares and OP Units(1)(2)
Paul A. Pittman	133,957	(3)	1.7%	1,945,000	(4)	21.3%
Luca Fabbri	46,642		*	—		*
Jay Bartels	3,714	(5)	*	—		*
Chris A. Downey	23,429	(6)	*	—		*
Joseph W. Glauber	3,214		*	—		*
Dean Jernigan	13,214		*	—		*
Darell D. Sarff	3,688		*	—		*

All executive officers, directors and director nominees as a group (7 people)	227,858		2.9%	1,945,000		22.3%
More than 5% Beneficial Owners
Pittman Hough Farms LLC(4)	—		—	1,945,000		20.0%

All 5% or greater Beneficial Owners	—		—	1,945,000		20.0%

(1)
Based on an aggregate of 7,795,336 shares of our common stock outstanding as of the March 23, 2015.

(2)
Based on an aggregate of 1,945,000 OP units outstanding as of the March 23, 2015.

(3)
Includes 5,300 shares held by Mr. Pittman's spouse.

(4)
Consists of 1,945,000 OP units issued to Pittman Hough Farms upon completion of our initial public offering. Mr. Pittman owns 75% of the interests in, and controls, Pittman Hough Farms and, therefore, may be deemed to control voting and investment power over the OP units held by Pittman Hough Farms. Mr. Pittman disclaims beneficial ownership in the OP units except to the extent of his pecuniary interest.

(5)
Includes 500 shares held by Mr. Bartels' spouse.

(6)
Includes 20,000 shares held by a trust of which Mr. Downey and his spouse are the sole trustees and beneficiaries and 215 shares purchased through a dividend reinvestment plan.

*
Less than 1.0%

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

        The Board has adopted a written related person transaction approval policy to further the goal of ensuring that any related person transaction is properly reviewed, approved by the Audit Committee, and fully disclosed in accordance with the rules and regulations of the SEC and the NYSE MKT. The policy applies to transactions or arrangements between the Company and any related person, including directors, director nominees, executive officers, greater than 5% stockholders and the immediate family members of each of these groups (the "Related Persons"). They do not, however, apply with respect to general conflicts between the interests of the Company and our employees, officers and directors, including issues relating to engaging in a competing business and receiving certain benefits from the Company, such as loans or guarantees of obligations, which are reported and handled in accordance with the Company's Code of Business Conduct and Ethics and other procedures and guidelines implemented by the Company from time to time.

        Under the policy, the Related Person is responsible for identifying and reporting to the Audit Committee any proposed related person transaction. In the event the Chief Executive Officer determines that it is impractical or undesirable to wait until an Audit Committee meeting can be convened in order to review a transaction with Related Person, the Chairperson of the Audit Committee may act as an authorized subcommittee on behalf of the Audit Committee to review the such transaction, so long as the Chairperson is a disinterested member with respect to such transaction. After considering all the facts and circumstances available to the Audit Committee, the Audit Committee will approve, ratify or reject the transaction, in its discretion. All approved transactions with Related Persons will be disclosed to the full Board.

Related Party Transactions

  Formation Transactions

        The properties we acquired upon the completion of our initial public offering and the related formation transactions (the "Formation Transactions") were owned indirectly by FP Land LLC ("FP Land"), a Delaware limited liability company that is 100% owned by Pittman Hough Farms LLC ("Pittman Hough Farms"), an entity in which Mr. Pittman owns a 75% controlling interest and in which certain affiliates of Mr. Pittman own the remaining 25% interest. Pursuant to a merger agreement by and between FP Land and the Operating Partnership, dated as of April 16, 2014, FP Land merged with and into the Operating Partnership (with the Operating Partnership surviving) and Pittman Hough Farms received OP units as consideration for the merger. We refer to this merger as the "FP Land Merger."

        As consideration for FP Land Merger, Pittman Hough Farms was issued 1,945,000 OP units. Based on his interest in Pittman Hough Farms, Mr. Pittman has a pecuniary interest in 1,458,750 OP units, which at the time of issuance had a total value of $20,422,500 based on a price per OP unit of $14.00, which was the price per share of our common stock in our initial public offering.

  Shared Services Agreement

        On April 16, 2014, we entered into the Shared Services Agreement with American Agriculture Corporation ("American Agriculture"), a Colorado corporation that is owned 75% by Mr. Pittman and 25% by Mr. Hough, pursuant to which American Agriculture provided certain support services to us, including providing office space, administrative support, accounting support, information technology services (which included hosting and maintaining a separate and secure website, email service and other software necessary to operate our business, in a totally independent and password protected system segregated from other American Agriculture sites) and human resources assistance. The Shared

Services Agreement provided for an annual fee of $175,000 in cash, payable to American Agriculture in equal quarterly installments. During the year ended December 31, 2014, we paid American Agriculture $123,958 under the Shared Services Agreement. Effective January 1, 2015, the Shared Services Agreement was terminated by mutual agreement of both parties.

  Leases with Our Related Tenants

        Mr. Pittman has a 28.3% indirect partnership interest in, and controls, Astoria Farms, and has an 18.75% indirect partnership interest in Hough Farms, which we refer to as our related tenants. As of March 23, 2015, 42 of the 93 farms and three of the six grain storage facilities in our portfolio are leased to our related tenants pursuant to leases with terms ranging from one to three years. During the year ended December 31, 2014, properties leased to our related tenants represented approximately 15.5% of the total acres in our portfolio and total contractual rent under the leases with our related tenants was $2,474,839. As of March 23, 2015, farms leased to our related tenants represent approximately 16.0% of the total acres in our portfolio. For the year ending December 31, 2015, total contractual rent under the leases with our related tenants is expected to be $2,716,327.

  Right of First Offer Agreements

        We have entered into right of first offer agreements with Mr. Pittman and Pittman Hough Farms, relating to one farm in Illinois (consisting of 2,866 total acres) and one farm in Nebraska (consisting of 1,193 total acres), in which Mr. Pittman retains ownership interests and which were not acquired by us in connection with our initial public offering. We refer to the excluded Illinois farm and the excluded Nebraska farm as the "homestead farms." Under the agreements, we have a right of first offer with respect to any portion of the homestead farms that Mr. Pittman or Pittman Hough Farms intend to transfer. However, if Mr. Pittman or Pittman Hough Farms intends to transfer any portion of the two homestead farms pursuant to a public auction, the right of first offer provisions will not apply as long as Mr. Pittman or Pittman Hough Farms, as applicable, provides us written notice of the time and place of such public auction at least 30 days in advance of such public auction. Decisions regarding the exercise of our rights under these agreements will require approval of a majority of the independent members of the Board. The right of first offer agreements will terminate on the earlier of December 31, 2017 and the date that Mr. Pittman ceases to be an executive officer and director of the Company.

  Partnership Agreement

        In connection with the completion of the Formation Transactions related to our initial public offering, Pittman Hough Farms, which is owned 75% by Mr. Pittman, received 1,945,000 OP units. As a result, Pittman Hough Farms became a limited partner of the Operating Partnership under the partnership agreement. As of March 23, 2015, Mr. Pittman through his interest in Pittman Hough Farms beneficially owned approximately 20.0% of the outstanding OP units on a fully diluted basis.

        Pursuant to the partnership agreement, limited partners of the Operating Partnership and some assignees of limited partners will have the right, beginning 12 months after the completion of the Formation Transactions, to require the Operating Partnership to redeem part or all of their OP units for cash equal to the then-current market value of an equal number of shares of our common stock (determined in accordance with and subject to adjustment under the partnership agreement) or, at our election, for shares of our common stock on a one-for-one basis, subject to certain adjustments and the restrictions on ownership and transfer of our stock set forth in our charter.

  Registration Rights

        We have entered into a registration rights agreement with Pittman Hough Farms, which is owned 75% by Mr. Pittman. Pursuant to the terms of the registration rights agreement, we agreed to file, following the date on which we become eligible to file a registration statement on Form S-3 under the Securities Act of 1933, as amended, one or more registration statements registering the issuance and resale of the common stock issuable upon redemption of the OP units issued in connection with the Formation Transactions related to our initial public offering, including those OP units issued to our officers and directors and their affiliates. We have agreed to pay all of the expenses relating to such registration statements.

  Tax Protection Agreement

        In connection with our Formation Transactions, the Operating Partnership entered into a tax protection agreement that provides benefits to Pittman Hough Farms, in which Mr. Pittman has a 75% controlling interest. Pursuant to such tax protection agreement, the Operating Partnership has agreed to indemnify Pittman Hough Farms, against adverse tax consequences (including as a result of receiving a tax protection payment) in connection with (i) our sale of the protected properties in our portfolio in a taxable transaction until the fifth (with respect to certain properties) or seventh (with respect to other properties) anniversary of the completion of the Formation Transactions related to our initial public offering and (ii) the Operating Partnership's failure to provide Pittman Hough Farms, the opportunity to guarantee certain debt of the Operating Partnership (or, alternatively, to enter into deficit restoration obligations) until the seventh anniversary of the completion of the Formation Transactions. In our portfolio, 15 properties, which represent 6.0% of the total acres in the portfolio as of March 23, 2015, are subject to the five-year tax protection period described in clause (i) above; and 11 properties, which represent 6.0% of the total acres in the portfolio, are subject to the initial seven-year tax protection period. In addition, after expiration of the aforementioned initial tax protection periods, the Operating Partnership generally has agreed to use its best efforts to continue to comply with its obligations under the tax protection agreement with respect to those properties subject to the seven-year protection period and its obligations described under clause (ii) above. Notwithstanding the foregoing, all such obligations generally terminate on the earlier of (x) the disposition by Pittman Hough Farms, in a taxable transaction, of 50% or more of the OP units originally received pursuant to the Formation Transactions, and (y) the later of the death of Mr. Pittman or his wife. Pursuant to the tax protection agreement, it is anticipated that the total amount of protected built-in gain on the protected properties will be approximately $33.2 million, approximately $20.6 million of which is attributable to those properties subject to the initial seven-year protection period. The Operating Partnership also has agreed to provide Pittman Hough Farms, the opportunity to guarantee a portion of the Operating Partnership's indebtedness, or, alternatively, to enter into deficit restoration obligations, to provide certain tax protections. This opportunity will also be provided upon future repayment, retirement, refinancing or other reduction (other than scheduled amortization) of the Operating Partnership's liabilities, and we will indemnify Pittman Hough Farms for any tax liabilities it incurs as a result of our failure to timely provide such opportunity and any tax liabilities incurred as a result of such tax protection payment.

  Debt Guarantees

        Mr. Pittman was the guarantor of approximately $9.2 million of indebtedness, which was repaid with a portion of the net proceeds from our initial public offering and, as a result, Mr. Pittman was released from these guarantee obligations. In addition, Mr. Pittman was the guarantor of approximately $30.8 million of indebtedness that we assumed in connection with the Formation Transactions related to our initial public offering. In connection with this assumption, Mr. Pittman was released from such guarantees. Mr. Pittman, together with Mr. Hough, our consultant, unconditionally agreed to jointly and severally guarantee $11.0 million of the Operating Partnership's outstanding indebtedness.

  Debt Repayment

        Of the approximately $12.0 million of indebtedness that was repaid with a portion of the net proceeds from our initial public offering, $6.8 million was repaid to release mortgage liens on properties in which Mr. Pittman has an ownership interest that were not acquired by us in connection with the Formation Transactions related to our initial public offering. As a result, Mr. Pittman benefitted from the release of the mortgage liens on these properties. However, because of our assumption and repayment of this indebtedness, Mr. Pittman, through his 75% interest in Pittman Hough Farms, indirectly received fewer OP units in the FP Land Merger than he would if we did not assume and repay this indebtedness.

  Reimbursement of Expenses Related to Our Initial Public Offering

        Certain entities controlled by Mr. Pittman, our Executive Chairman, President and Chief Executive Officer, advanced or incurred an aggregate of approximately $1.4 million in organizational, legal, accounting and other similar expenses in connection with our initial public offering and the related Formation Transactions. Upon completion of our initial public offering, we reimbursed those entities for these expenses or otherwise assumed responsibility for paying these expenses.

  Employment Agreements

        We entered into an employment agreement with each of Messrs. Pittman and Fabbri that became effective upon completion of our initial public offering on April 16, 2014. These employment agreements provide for base salary, bonus and other benefits, including severance and accelerated vesting of equity awards upon a termination of the executive's employment under certain circumstances. See "Compensation of Executive Officers—Employment Agreements."

  Indemnification of Officers and Directors

        Our charter and bylaws provide for certain indemnification rights for our directors and officers and we entered enter into an indemnification agreement with each of our executive officers and directors, providing for procedures for indemnification and advancement by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or directors, or in certain other capacities, to the maximum extent permitted by Maryland law.

 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE MKT. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.

        Based on our review of the copies of such forms, and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the period commencing with the closing of our initial public offering on April 16, 2014 and ended December 31, 2014.

Other Matters to Come Before the 2015 Annual Meeting

        No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Stockholders Proposals and Nominations for the 2016 Annual Meeting

        Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2016 annual meeting of stockholders must be received at our principal executive offices no later than November 26, 2015.

        In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders for the 2016 Annual Meeting must be received no earlier than October 27, 2015 and no later than November 26, 2015.

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Farmland Partners Inc. at 8670 Wolff Court, Suite 240, Westminster, CO 80031, Attention: Secretary, or contact us by telephone at (720) 452-3100. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

* * * *

By Order of the Board of Directors,
Luca Fabbri Secretary
Westminster, Colorado March 25, 2015

APPENDIX A

FARMLAND PARTNERS INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

A-i

A-ii

FARMLAND PARTNERS INC.
2014 EQUITY INCENTIVE PLAN
(as amended and restated effective May 5, 2015)

        Farmland Partners Inc., a Maryland corporation (the "Company"), sets forth herein the terms of its 2014 Equity Incentive Plan (the "Plan"), as follows:

1.  PURPOSE

        The Plan is intended to provide (a) incentive to officers, employees, directors, consultants and other eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units (including deferred stock units), dividend equivalent rights, long-term incentive units, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.  DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

          2.1     "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a "controlling interest" in such entity, where the term "controlling interest" has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language "at least 50 percent" is used instead of "at least 80 percent" and, provided further, that where granting of Options or Stock Appreciation Rights is based upon a legitimate business criteria, the language "at least 20 percent" is used instead of "at least 80 percent" each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

          2.2     "Annual Incentive Award" means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one (1) year (which shall correspond to the Company's fiscal year, unless otherwise specified by the Committee).

          2.3     "Applicable Laws" means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

          2.4     "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or Other Equity-Based Award under the Plan.

          2.5     "Award Agreement" means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

          2.6     "Benefit Arrangement" shall have the meaning set forth in Section 16.

          2.7     "Board" means the Board of Directors of the Company.

          2.8     "Cause" means, unless defined otherwise in a Service Provider's Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee, the Service Provider's (i) continued failure to substantially perform duties, or gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction or plea of guilty or nolo contendere of a felony; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Company or an Affiliate; or (iv) material breach of any Company policy or term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

          2.9     "Change in Control" means:

              (i)  Any "person" as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

             (ii)  During any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) hereof) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or actual threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

            (iii)  The consummation of a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities; or

            (iv)  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).

        Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment, settlement or vesting (if vesting would be deemed a distribution with respect to the Award under Section 409A) shall occur with respect to such Award on account of the Change in Control transaction or event unless the transaction or event also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company's assets, as those terms are used in Code Section 409A(a)(2)(c)(v).

          2.10   "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

          2.11   "Committee" means the Committee constituted under Section 3 to administer the Plan.

          2.12   "Common Stock" means the common stock of the Company, par value $0.01 per share.

          2.13   "Company" means Farmland Partners Inc., a Maryland corporation.

          2.14   "Covered Employee" means a Grantee who is a covered employee within the meaning of Code Section 162(m)(3).

          2.15   "Determination Date" means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.

          2.16   "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          2.17   "Dividend Equivalent Right" means a right, granted to a Grantee under Section 13, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

          2.18   "Effective Date" means May 5, 2014, the date the Plan was approved by the stockholders of the Company.

          2.19   "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

          2.20   "Fair Market Value" means the fair market value of a Share for purposes of the Plan, which shall be determined as of any Determination Date as follows:

              (i)  If on such Determination Date the Shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a "Securities Market"), the Fair Market Value of a Share shall be the closing price of the Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share shall be the closing price of the Share on the most recent date prior to such Determination Date on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.

             (ii)  If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of the Share as determined by the Committee in good faith; provided, however, that if such Fair Market Value is used to determine an Option Price or a SAR Exercise Price, the Committee shall use a reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

          2.21   "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

          2.22   "Good Reason" means, unless defined otherwise in a Service Provider's Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee (i) a material adverse change to the Service Provider's title or responsibilities; (ii) a material reduction in the Service Provider's annual base salary or annual target bonus opportunity; or (iii) the relocation of the Service Provider's principal place of employment to a location more than 35 miles from the Service Provider's principal place of employment or the Company's requiring the Service Provider to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Service Provider's business travel obligations as of immediately prior to the Change in Control; provided, however, that the Service Provider must provide written notice to the Company of the condition that could constitute a "Good Reason" event within ninety (90) days of the initial existence of such condition, such condition must not have been remedied by the Company within thirty (30) days of such written notice, and the termination must occur within ninety (90) days after such failure to remedy the event.

          2.23   "Grant Date" means, as determined by the Committee, the latest to occur of (i) the date as of which the Company completes the action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Committee.

          2.24   "Grantee" means a natural person who receives or holds an Award under the Plan.

          2.25   "Incentive Stock Option" means an "incentive stock option" within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

          2.26   "Long-Term Incentive Unit" or "LTIP Unit" means an Award under Section 15 of an interest in the operating partnership affiliated with the Company.

          2.27   "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          2.28   "Option" means an option to purchase one or more Shares pursuant to the Plan.

          2.29   "Option Price" means the exercise price for each Share subject to an Option.

          2.30   "Other Agreement" shall have the meaning set forth in Section 16.

          2.31   "Other Equity-Based Award" means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, other than an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award or Annual Incentive Award.

          2.32   "Outside Director" means a member of the Board who is not an officer or employee of the Company.

          2.33   "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period of up to ten (10) years.

          2.34   "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for "qualified performance-based compensation" paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m) does not constitute performance-based compensation for other purposes, including for purposes of Code Section 409A.

          2.35   "Performance Measures" means measures as described in Section 14 on which the performance goals are based and which have been approved by the Company's stockholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

          2.36   "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

          2.37   "Plan" means this Farmland Partners Inc. 2014 Equity Incentive Plan, as amended from time to time.

          2.38   "Purchase Price" means the purchase price for each Share pursuant to a grant of Restricted Stock, Stock Units or Unrestricted Stock.

          2.39   "Restatement Effective Date" means May 5, 2015, the date the Plan was approved by the stockholders of the Company.

          2.40   "Restricted Stock" means Shares awarded to a Grantee pursuant to Section 10.

          2.41   "SAR Exercise Price" means the per share exercise price of a SAR granted to a Grantee under Section 9.

          2.42   "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

          2.43   "Service" means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a director, only service to the Company or any of its Subsidiaries constitutes Service. Except as may otherwise be required to comply with Code Section 409A, if the Service Provider's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates.

          2.44   "Service Provider" means an employee, officer, director, or a consultant or adviser (who is a natural person) providing services to the Company or any of its Affiliates.

          2.45   "Share" means a share of Common Stock.

          2.46   "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9.

          2.47   "Stock Units" means a bookkeeping entry representing the equivalent of one Share awarded to a Grantee pursuant to Section 10.

          2.48   "Stock Exchange" means the New York Stock Exchange or another established national or regional stock exchange.

          2.49   "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Code Section 424(f).

          2.50   "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

          2.51   "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining Share ownership, the attribution rules of Code Section 424(d) shall be applied.

          2.52   "Unrestricted Stock" shall have the meaning set forth in Section 11.

        Unless the context otherwise requires, all references in the Plan to "including" shall mean "including without limitation."

        References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3.  ADMINISTRATION OF THE PLAN

        3.1    Committee.

        The Plan shall be administered by the Committee, constituted as follows:

            (i)  The Committee will consist of the Compensation Committee of the Board or, in the absence of a Compensation Committee, the Board or such committee as the Board shall select. Once appointed, the Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), or remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board determines otherwise, while the Company Shares are registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a committee consisting of no fewer than two directors of the Company, each of whom is (A) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C) an "independent director" for purpose of the rules and regulations of the Stock Exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are "non-employee directors," "outside directors," and "independent directors" shall not render ineffective or void any Awards made by, or other actions taken by, such Committee.

           (ii)  The Plan may be administered by different bodies with respect to different Grantees.

          (iii)  Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Grantee, any stockholder and any employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

          (iv)  The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to employees and officers of the Company and its Affiliates who are not directors, Covered Employees, or "officers," as such term is defined by Rule 16a-1(f) of the Exchange Act.

        3.2    Terms of Awards.

        Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

            (i)  designate Grantees;

           (ii)  determine the type or types of Awards to be made to a Grantee;

          (iii)  determine the number of Shares to be subject to an Award;

          (iv)  establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

           (v)  prescribe the form of each Award Agreement evidencing an Award;

          (vi)  interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement;

         (vii)  correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect;

        (viii)  establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

          (ix)  amend, modify, or reprice (except as such practice is prohibited by Section 3.4 herein) the terms of any outstanding Award; and

           (x)  make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee's rights under such Award.

        3.3    Forfeiture; Recoupment.

        The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Company may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for "cause" as defined in any other agreement between the Company or any Affiliate and such Grantee, as applicable.

        If the Company adopts a "clawback" or recoupment policy, any Award will be subject to repayment to the Company to the extent so provided under the terms of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws.

        3.4    No Repricing.

        Except for adjustments to Options or SARs contemplated by Section 18, the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Exercise Price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Exercise Price that is less than the exercise price of the original Options or SARs; (c) cancel outstanding Options or SARs with an Option Price or SAR Exercise Price above the current Fair Market Value of a Share in exchange for cash or other securities; or (d) take any other action with respect to Options or SARS that would be treated as a repricing under the Stock Exchange or quotation system on which the Shares are principally traded.

        3.5    Deferral Arrangement.

        The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.

        3.6    No Liability.

        No member of the Board or the Committee (or any other person to whom administrative authority has been delegated hereunder) shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

        3.7    Share Issuance/Book-Entry.

        Notwithstanding any provision of the Plan to the contrary, the issuance of the Shares under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or issuance of one or more share certificates.

4.  SHARES SUBJECT TO THE PLAN

        4.1    Number of Shares Available for Awards.

        Subject to adjustment as provided in Section 18, the number of Shares available for issuance under the Plan (including pursuant to Incentive Stock Options) shall be 615,070. Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.

        4.2    Adjustments in Authorized Shares.

        The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares available under the Plan, subject to requirements of the Stock Exchange on which the Shares are listed.

        4.3    Share Usage.

        Shares covered by an Award shall be counted as used as of the Grant Date. Any Shares that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. With respect to SARs, the number of Shares subject to an award of SARs will be counted against the aggregate number of Shares available for issuance under the Plan regardless of the number of Shares actually issued to settle the SAR upon exercise. If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. The number of Shares available for issuance under the Plan shall not be increased by (i) any Shares tendered or withheld or Award surrendered in connection with the purchase of Shares upon exercise of an Option as described in Section 12.2, (ii) any Shares deducted or delivered from an Award payment in connection with the Company's tax withholding obligations as described in Section 19.3 or (iii) any Shares purchased by the Company with proceeds from option exercises.

5.  EFFECTIVE DATE, DURATION AND AMENDMENTS

        5.1    Effective Date.

        The Plan shall be effective as of the Effective Date.

        5.2    Term.

        The Plan first became effective on the Effective Date. The Plan was subsequently amended and restated, subject to approval by the stockholders of the Company, effective as of the Restatement Effective Date. The Plan shall continue in effect until the day immediately prior to the 10-year anniversary of the Restatement Effective Date, unless sooner terminated on any date as provided in Section 5.3 or extended with approved by the stockholders of the Company.

        5.3    Amendment and Termination of the Plan.

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by Applicable Laws or required by the Stock Exchange on which the Shares are listed. No amendment will be made to the no-repricing provisions of Section 3.4 or the option pricing provisions of Section 8.1 without the approval of the Company's stockholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.  AWARD ELIGIBILITY AND LIMITATIONS

        6.1    Service Providers and Other Persons.

        Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

        6.2    Limitation on Shares Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply, Awards intended to qualify as Performance-Based Compensation shall be subject to the following limitations:

            (i)  the maximum number of Shares subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year (for this purpose, tandem SARs/Options shall be treated as one Award);

           (ii)  the maximum number of Shares that can be granted under the Plan, other than pursuant to Options or SARs, to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year; and

          (iii)  the maximum amount that may be paid as an Annual Incentive Award in a calendar year to any person eligible for an Award shall be Five Million Dollars ($5,000,000) and the maximum amount that may be paid as a cash-settled Performance Award in respect of a performance period by any person eligible for an Award shall be Five Million Dollars ($5,000,000).

        The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18.

        6.3    Stand-Alone, Additional, Tandem and Substitute Awards.

        Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.4, if an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.4, the Option Price of an Option or the SAR Exercise Price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.  AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Options.

8.  TERMS AND CONDITIONS OF OPTIONS

        8.1    Option Price.

        The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

        8.2    Vesting.

        Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number.

        8.3    Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

        8.4    Termination of Service.

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

        8.5    Limitations on Exercise of Option.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 18 which results in termination of the Option.

        8.6    Method of Exercise.

        Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company of notice of exercise on any business day, at the Company's principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Subject to the terms of Section 12 and Section 19.3, such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

        8.7    Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares or to receive notice of any meeting of the Company's stockholders) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

        8.8    Delivery of Share Certificates.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the Shares subject to such Option as shall be consistent with Section 3.7.

        8.9    Transferability of Options.

        Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        8.10    Family Transfers.

        If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

        8.11    Limitations on Incentive Stock Options.

        An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

        8.12    Notice of Disqualifying Disposition.

        If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

        9.1    Right to Payment and Grant Price.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the SAR Exercise Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one Share on the SAR Grant Date; and provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.

        9.2    Other Terms.

        The Committee shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

        9.3    Term.

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

        9.4    Transferability of SARS.

        Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        9.5    Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

        10.1    Grant of Restricted Stock or Stock Units.

        Awards of Restricted Stock or Stock Units may be made for consideration or no consideration. To the extent required by applicable law, Grantees will be required to pay the par value of the Shares; provided, however, that, to the extent permitted by applicable law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

        10.2    Restrictions.

        At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Committee may in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Section 14, and which shall be set forth in the Award Agreement relating to such grant. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Stock Units.

        10.3    Restricted Stock Certificates.

        Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock have been granted, share certificates representing the total number of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

        10.4    Rights of Holders of Restricted Stock.

        Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Shares. Awards of Restricted Stock may provide for the right to receive any dividends declared or paid with respect to such Shares; provided, however, that to the extent such dividend rights are provided with respect to Restricted Stock that vests or is earned based upon the achievement of performance goals, dividends shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares of Restricted Stock, vest) only to the extent (and when) such Restricted Stock vests. The Award Agreement may provide that dividends are payable in cash or deemed reinvested in additional Shares of Restricted Stock at a price per Share equal to the Fair Market Value of a Share on the date that such dividend is paid. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, extraordinary dividend, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant. Absent advance written consent by the Committee, holders of Restricted Stock may not make an election under Code Section 83(b) with regard to the grant of Restricted Stock, and any holder who attempts to make such an election without first obtaining such consent shall forfeit the Restricted Stock.

        10.5    Rights of Holders of Stock Units.

          10.5.1    Voting and Dividend Equivalent Rights.

        Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Stock Units, to direct the voting of the Shares subject to such Stock Units, or to receive notice of any meeting of the Company's stockholders); provided, however, that the Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive Dividend Equivalent Rights.

          10.5.2    Creditor's Rights.

        A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

        10.6    Termination of Service.

        Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Stock Units.

        10.7    Delivery of Shares.

        Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee and set forth in the Award Agreement relating to such Restricted Stock or Stock Units, the restrictions applicable to Restricted Stock or Stock Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such Shares shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit once the Shares represented by the Stock Unit has been delivered.

11.  TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

        The Committee may, in its sole discretion, grant (or sell) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. To the extent required by applicable law, Grantees will be required to pay the par value of any Shares received pursuant to an Award; provided, however, that, to the extent permitted by applicable law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

        The Committee may, in its sole discretion, grant Awards to Grantees in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.

12.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

        12.1    General Rule.

        Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

        12.2    Surrender of Shares.

        To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of Shares, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.

        12.3    Cashless Exercise.

        With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part (i) by delivery (on a form acceptable to the Committee) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3, or, (ii) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that the number of Shares equal in value to the difference between the Option Price and the Fair Market Value of the Shares subject to the portion of the Option being exercised.

        12.4    Other Forms of Payment.

        To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, Service to the Company or an Affiliate or net exercise.

13.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

        13.1    Dividend Equivalent Rights.

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs, and, provided, further, that to the extent such Dividend Equivalent Rights are provided with respect to an Award that vests or is earned based upon the achievement of performance goals, any dividend equivalent amounts shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares or Share-based Awards, issued) only to the extent such Award vest (with the Dividend Equivalent amount paid or issued, as the case may be, at the same time the cash is paid or Shares are issued at or after vesting of the Award). The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid in cash or may be deemed to be reinvested in additional Shares or Share-based Awards, which may thereafter accrue additional dividend equivalents. Any such reinvestment shall be based on the Fair Market Value of a Share on the date the dividend was paid.

        13.2    Termination of Service.

        Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

14.  TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

        14.1    Grant of Performance Awards and Annual Incentive Awards.

        Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

        14.2    Value of Performance Awards and Annual Incentive Awards.

        Each Performance Award and Annual Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.

        14.3    Earning of Performance Awards and Annual Incentive Awards.

        Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        14.4    Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

        Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

        14.5    Performance Conditions.

        The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

        14.6    Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.

        If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "qualified performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

          14.6.1    Performance Goals Generally.

        The performance goals for Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

          14.6.2    Timing For Establishing Performance Goals.

        Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which twenty-five percent (25%) of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for "qualified performance-based compensation" under Code Section 162(m).

          14.6.3    Settlement of Awards; Other Terms.

        Settlement of such Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

          14.6.4    Performance Measures.

        The performance goals upon which the payment or vesting of a Performance or Annual Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures, with or without adjustment:

          (a)   funds from operations;

          (b)   adjusted funds from operations;

          (c)   earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation;

          (d)   operating (or gross) income or profit;

          (e)   pretax income before allocation of corporate overhead and/or bonus;

          (f)    operating efficiencies;

          (g)   operating income as a percentage of net revenue;

          (h)   return on equity, assets, capital, capital employed or investment;

          (i)    after tax operating income;

          (j)    net income;

          (k)   earnings or book value per share;

          (l)    financial ratios;

          (m)  cash flow(s);

          (n)   total rental income or revenues;

          (o)   capital expenditures as a percentage of rental income;

          (p)   total operating expenses, or some component or combination of components of total operating expenses, as a percentage of rental income;

          (q)   stock price or total stockholder return, including any comparisons with stock market indices;

          (r)   appreciation in or maintenance of the price of the common stock or any of our publicly-traded securities;

          (s)   dividends;

          (t)    debt or cost reduction;

          (u)   comparisons with performance metrics of peer companies;

          (v)   comparisons of our stock price performance to the stock price performance of peer companies;

          (w)  strategic business objectives, consisting of one or more objectives based on meeting specified cost, acquisition or leasing targets, meeting or reducing budgeted expenditures, attaining division, group or corporate financial goals, meeting business expansion goals and meeting goals relating to leasing, acquisitions, joint ventures or collaborations or dispositions; economic value-added models; or

          (x)   any combination of any of the foregoing.

        Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles.

        Any Performance Measure(s) may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the performance of the Company, Subsidiary, and/or Affiliate or past performance or the past performance of any of the Company, Subsidiary, and/or Affiliate, operating units, business segments or divisions and/or the past or current performance of other companies, and in the case of earnings based measures, may use or employ comparisons relating to capital, stockholders' equity and/or shares outstanding, or to assets or net assets, as the Committee may deem appropriate. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

          14.6.5    Evaluation of Performance.

        The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset impairments or write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in the Company's annual report to stockholders for the applicable year; (f) foreign exchange gains and losses, (g) the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; and (h) any other event either not directly related to operations or not within the reasonable control of management. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

          14.6.6    Adjustment of Performance-Based Compensation.

        Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.

          14.6.7    Board Discretion.

        In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval provided the exercise of such discretion does not violate Code Sections 162(m) or 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

        14.7    Status of Awards Under Code Section 162(m).

        It is the intent of the Company that Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.  TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

        LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the "Operating Partnership"), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the "Operating Partnership Agreement"). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for service to the Operating Partnership. Each LTIP Unit awarded will be equivalent to an award of one Share for purposes of reducing the number of Shares available under the Plan on a one-for-one basis pursuant to Section 4.3.

        15.1    Vesting.

        Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.

16.  PARACHUTE LIMITATIONS

        Unless the Grantee is party to a written agreement or other legally enforceable contract that expressly addresses Code Section 280G or Code Section 4999 (in which case, the provisions in such agreement or contract relating to Code Section 280G and Code Section 4999 shall control and the provisions in this Section 16 shall not be applicable to the Grantee), if the Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate (an "Other Agreement") providing any right to exercise, vesting, payment or benefit, and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), any right to exercise, vesting, payment or benefit to the Grantee under the Plan shall be reduced or eliminated:

            (i)  to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment") and

           (ii)  if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

        The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

17.  REQUIREMENTS OF LAW

        17.1    General.

        No participant in the Plan will be permitted to acquire, or will have any right to acquire, Shares thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company's status as a REIT. The Company shall not be required to offer, sell or issue any Shares under any Award if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to offer, sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in Shares) shall not be exercisable until the Shares covered by such Option (or SAR) are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        17.2    Rule 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.  EFFECT OF CHANGES IN CAPITALIZATION

        18.1    Changes in Shares.

        If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Committee. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

        18.2    Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

        Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate

Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares subject to the Performance Awards would have been entitled to receive immediately following such transaction.

        18.3    Change in Control in which Awards are not Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Stock Units, Dividend Equivalent Rights, Restricted Stock, LTIP Units or other Equity-Based Awards are not being assumed or continued:

            (i)  in each case with the exception of any Performance Award, all outstanding Restricted Stock and LTIP Units shall be deemed to have vested, all Stock Units shall be deemed to have vested and the Shares subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the Shares subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and

           (ii)  either of the following two actions shall be taken:

            (A)  fifteen (15) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or

            (B)  the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

          (iii)  for Performance Awards denominated in Shares, Stock Units or LTIP Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved (or Unrestricted Stock if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units based on actual performance to date (or Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved, based on the discretion of the Committee (or Unrestricted Stock if no further restrictions apply).

          (iv)  Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals and entities that hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

        18.4    Change in Control in which Awards are Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

        The Plan, Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted, or for the substitution for such Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards for new common stock options and stock appreciation rights and new common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

        18.5    Adjustments

        Adjustments under this Section 18 related to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 does not limit the Company's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that do not constitute a Change in Control.

        18.6    No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

19.  GENERAL PROVISIONS

        19.1    Disclaimer of Rights.

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

        19.2    Nonexclusivity of the Plan.

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Company to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as it may determine to be desirable.

        19.3    Withholding Taxes.

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Company or an Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of Shares pursuant to such Award, as applicable, cannot exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Shares. Notwithstanding Section 2.20 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company or an Affiliate, or its designee or agent, with advance written notice of such sale.

        19.4    Captions.

        The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

        19.5    Other Provisions.

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

        19.6    Number and Gender.

        With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

        19.7    Severability.

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        19.8    Governing Law.

        The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

        19.9    Code Section 409A.

        The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute deferred compensation within the meaning of Code Section 409A, and the Plan and all Award Agreements shall be interpreted accordingly. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

* * *

APPENDIX B

FARMLAND PARTNERS INC.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

B-i

B-ii

FARMLAND PARTNERS INC.
2014 EQUITY INCENTIVE PLAN
(as amended and restated effective May 5, 2015)

        Farmland Partners Inc., a Maryland corporation (the "Company"), sets forth herein the terms of its 2014 Equity Incentive Plan (the "Plan"), as follows:

1.  PURPOSE

        The Plan is intended to provide (a) incentive to officers, employees, directors, consultants and other eligible persons to stimulate their efforts towards the success of the Company and to operate and manage its business in a manner that will provide for the long term growth and profitability of the Company; and (b) a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units (including deferred stock units), dividend equivalent rights, long-term incentive units, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.  DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

          2.1   "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate of the Company unless the Company holds a "controlling interest" in such entity, where the term "controlling interest" has the same meaning as provided in Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided that the language "at least 50 percent" is used instead of "at least 80 percent" and, provided further, that where granting of Options or Stock Appreciation Rights is based upon a legitimate business criteria, the language "at least 20 percent" is used instead of "at least 80 percent" each place it appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).

          2.2   "Annual Incentive Award" means an Award, denominated in cash, made subject to attainment of performance goals (as described in Section 14) over a Performance Period of up to one (1) year (which shall correspond to the Company's fiscal year, unless otherwise specified by the Committee).

          2.3   "Applicable Laws" means the legal requirements relating to the Plan and the Awards under applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders, and the rules of any applicable stock exchange or national market system, of any jurisdiction applicable to Awards granted to residents therein.

          2.4   "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award, Annual Incentive Award, LTIP Unit, or Other Equity-Based Award under the Plan.

          2.5   "Award Agreement" means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

          2.6   "Benefit Arrangement" shall have the meaning set forth in Section 16.

          2.7   "Board" means the Board of Directors of the Company.

          2.8   "Cause" means, unless defined otherwise in a Service Provider's Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee, the Service Provider's (i) continued failure to substantially perform duties, or gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction or plea of guilty or nolo contendere of a felony; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of such Grantee at the expense of the Company or an Affiliate; or (iv) material breach of any Company policy or term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

          2.9   "Change in Control" means:

              (i)  Any "person" as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

             (ii)  During any period of twelve consecutive months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) hereof) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or actual threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

            (iii)  The consummation of a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities; or

            (iv)  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction or series of transactions within a period of twelve months ending on the date of the last sale or disposition having a similar effect).

        Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment, settlement or vesting (if vesting would be deemed a distribution with respect to the Award under Section 409A) shall occur with respect to such Award on account of the Change in Control transaction or event unless the transaction or event also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company's assets, as those terms are used in Code Section 409A(a)(2)(c)(v).

          2.10   "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

          2.11   "Committee" means the Committee constituted under Section 3 to administer the Plan.

          2.12   "Common Stock" means the common stock of the Company, par value $0.01 per share.

          2.13   "Company" means Farmland Partners Inc., a Maryland corporation.

          2.14   "Covered Employee" means a Grantee who is a covered employee within the meaning of Code Section 162(m)(3).

          2.15   "Determination Date" means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.

          2.16   "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          2.17   "Dividend Equivalent Right" means a right, granted to a Grantee under Section 13, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

          2.18   "Effective Date" means May 5, 2014, the date the Plan was approved by the stockholders of the Company.

          2.19   "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

          2.20   "Fair Market Value" means the fair market value of a Share for purposes of the Plan, which shall be determined as of any Determination Date as follows:

              (i)  If on such Determination Date the Shares are listed on a Stock Exchange, or are publicly traded on another established securities market (a "Securities Market"), the Fair Market Value of a Share shall be the closing price of the Share as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share shall be the closing price of the Share on the most recent date prior to such Determination Date on which any sale of Shares shall have been reported on such Stock Exchange or such Securities Market.

             (ii)  If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share shall be the value of the Share as determined by the Committee in good faith; provided, however, that if such Fair Market Value is used to determine an Option Price or a SAR Exercise Price, the Committee shall use a reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

          2.21   "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

          2.22   "Good Reason" means, unless defined otherwise in a Service Provider's Award Agreement or employment, consulting or services agreement with the Company or an Affiliate (in which case such definition shall control), as determined by the Committee (i) a material adverse change to the Service Provider's title or responsibilities; (ii) a material reduction in the Service Provider's annual base salary or annual target bonus opportunity; or (iii) the relocation of the Service Provider's principal place of employment to a location more than 35 miles from the Service Provider's principal place of employment or the Company's requiring the Service Provider to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company's business to an extent substantially consistent with the Service Provider's business travel obligations as of immediately prior to the Change in Control; provided, however, that the Service Provider must provide written notice to the Company of the condition that could constitute a "Good Reason" event within ninety (90) days of the initial existence of such condition, such condition must not have been remedied by the Company within thirty (30) days of such written notice, and the termination must occur within ninety (90) days after such failure to remedy the event.

          2.23   "Grant Date" means, as determined by the Committee, the latest to occur of (i) the date as of which the Company completes the action constituting the Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Committee.

          2.24   "Grantee" means a natural person who receives or holds an Award under the Plan.

          2.25   "Incentive Stock Option" means an "incentive stock option" within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

          2.26   "Long-Term Incentive Unit" or "LTIP Unit" means an Award under Section 15 of an interest in the operating partnership affiliated with the Company.

          2.27   "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          2.28   "Option" means an option to purchase one or more Shares pursuant to the Plan.

          2.29   "Option Price" means the exercise price for each Share subject to an Option.

          2.30   "Other Agreement" shall have the meaning set forth in Section 16.

          2.31   "Other Equity-Based Award" means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, other than an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Award or Annual Incentive Award.

          2.32   "Outside Director" means a member of the Board who is not an officer or employee of the Company.

          2.33   "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 14) over a Performance Period of up to ten (10) years.

          2.34   "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for "qualified performance-based compensation" paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m) does not constitute performance-based compensation for other purposes, including for purposes of Code Section 409A.

          2.35   "Performance Measures" means measures as described in Section 14 on which the performance goals are based and which have been approved by the Company's stockholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

          2.36   "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

          2.37   "Plan" means this Farmland Partners Inc. 2014 Equity Incentive Plan, as amended from time to time.

          2.38   "Purchase Price" means the purchase price for each Share pursuant to a grant of Restricted Stock, Stock Units or Unrestricted Stock.

          2.39   "Restatement Effective Date" means May 5, 2015, the date the Plan was approved by the stockholders of the Company.

          2.40   ~~2.39~~ "Restricted Stock" means Shares awarded to a Grantee pursuant to Section 10.

          2.41   ~~2.40~~ "SAR Exercise Price" means the per share exercise price of a SAR granted to a Grantee under Section 9.

          2.42   ~~2.41~~ "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

          2.43   ~~2.42~~ "Service" means service as a Service Provider to the Company or any Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or any Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. Notwithstanding any other provision to the contrary, for any individual providing services solely as a director, only service to the Company or any of its Subsidiaries constitutes Service. Except as may otherwise be required to comply with Code Section 409A, if the Service Provider's employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or its remaining Affiliates.

          2.44   ~~2.43~~ "Service Provider" means an employee, officer, director, or a consultant or adviser (who is a natural person) providing services to the Company or any of its Affiliates.

          2.45   ~~2.44~~ "Share" means a share of Common Stock.

          2.46   ~~2.45~~ "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9.

          2.47   ~~2.46~~ "Stock Units" means a bookkeeping entry representing the equivalent of one Share awarded to a Grantee pursuant to Section 10.

          2.48   ~~2.47~~ "Stock Exchange" means the New York Stock Exchange or another established national or regional stock exchange.

          2.49   ~~2.48~~ "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Code Section 424(f).

          2.50   ~~2.49~~ "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

          2.51   ~~2.50~~ "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, its parent or any of its Subsidiaries. In determining Share ownership, the attribution rules of Code Section 424(d) shall be applied.

          2.52   ~~2.51~~ "Unrestricted Stock" shall have the meaning set forth in Section 11.

        Unless the context otherwise requires, all references in the Plan to "including" shall mean "including without limitation."

        References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.

3.  ADMINISTRATION OF THE PLAN

        3.1    Committee.

        The Plan shall be administered by the Committee, constituted as follows:

            (i)  The Committee will consist of the Compensation Committee of the Board or, in the absence of a Compensation Committee, the Board or such committee as the Board shall select. Once appointed, the Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), or remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board determines otherwise, while the Company Shares are registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by a committee consisting of no fewer than two directors of the Company, each of whom is (A) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C) an "independent director" for purpose of the rules and regulations of the Stock Exchange or quotation system on which the Shares are principally traded; provided, however, the failure of the Committee to be composed solely of individuals who are "non-employee directors," "outside directors," and "independent directors" shall not render ineffective or void any Awards made by, or other actions taken by, such Committee.

           (ii)  The Plan may be administered by different bodies with respect to different Grantees.

          (iii)  Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Grantee, any stockholder and any employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

          (iv)  The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to employees and officers of the Company and its Affiliates who are not directors, Covered Employees, or "officers," as such term is defined by Rule 16a-1(f) of the Exchange Act.

        3.2    Terms of Awards.

        Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

            (i)  designate Grantees;

           (ii)  determine the type or types of Awards to be made to a Grantee;

          (iii)  determine the number of Shares to be subject to an Award;

          (iv)  establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, the treatment of an Award in the event of a Change in Control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

           (v)  prescribe the form of each Award Agreement evidencing an Award;

          (vi)  interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement;

         (vii)  correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect;

        (viii)  establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

          (ix)  amend, modify, or reprice (except as such practice is prohibited by Section 3.4 herein) the terms of any outstanding Award; and

           (x)  make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee's rights under such Award.

        3.3    Forfeiture; Recoupment.

        The Company may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of employees or clients of the Company or any Affiliate, (d) confidentiality obligation with respect to the Company or any Affiliate, or (e) other agreement, as and to the extent specified in such Award Agreement. The Company may annul an outstanding Award if the Grantee thereof is an employee and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for "cause" as defined in any other agreement between the Company or any Affiliate and such Grantee, as applicable.

        If the Company adopts a "clawback" or recoupment policy, any Award will be subject to repayment to the Company to the extent so provided under the terms of such policy. Such policy may authorize the Company to recover from a Grantee incentive-based compensation (including Options awarded as compensation) awarded to or received by such Grantee during a period of up to three (3) years, as determined by the Committee, preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws.

        3.4    No Repricing.

        Except for adjustments to Options or SARs contemplated by Section 18, the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Exercise Price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Exercise Price that is less than the exercise price of the original Options or SARs; (c) cancel outstanding Options or SARs with an Option Price or SAR Exercise Price above the current Fair Market Value of a Share in exchange for cash or other securities; or (d) take any other action with respect to Options or SARS that would be treated as a repricing under the Stock Exchange or quotation system on which the Shares are principally traded.

        3.5    Deferral Arrangement.

        The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.

        3.6    No Liability.

        No member of the Board or the Committee (or any other person to whom administrative authority has been delegated hereunder) shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

        3.7    Share Issuance/Book-Entry.

        Notwithstanding any provision of the Plan to the contrary, the issuance of the Shares under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration or issuance of one or more share certificates.

4.  SHARES SUBJECT TO THE PLAN

        4.1    Number of Shares Available for Awards.

        Subject to adjustment as provided in Section 18, the number of Shares available for issuance under the Plan ~~shall be equal to six percent (6%) of the total number of shares of Common Stock sold in the Company's initial public offering (including any shares of Common Stock sold by the Company pursuant to the exercise of any over-allotment option, which shall not exceed 15% of the total number of shares of Common Stock sold at the initial closing of the Company's initial public offering). Subject to adjustment as provided in Section 18, the number of Shares available for issuance as~~ (including pursuant to Incentive Stock Options) shall be ~~280,000.~~ 615,070. Shares issued or to be issued under the Plan shall be authorized but unissued shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.

        4.2    Adjustments in Authorized Shares.

        The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4 shall be increased by the corresponding number of awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares available under the Plan, subject to requirements of the Stock Exchange on which the Shares are listed.

        4.3    Share Usage.

        Shares covered by an Award shall be counted as used as of the Grant Date. Any Shares that are subject to Awards shall be counted against the limit set forth in Section 4.1 as one (1) Share for every one (1) Share subject to an Award. With respect to SARs, the number of Shares subject to an award of SARs will be counted against the aggregate number of Shares available for issuance under the Plan regardless of the number of Shares actually issued to settle the SAR upon exercise. If any Shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Shares subject thereto, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1. The number of Shares available for issuance under the Plan shall not be increased by (i) any Shares tendered or withheld or Award surrendered in connection with the purchase of Shares upon exercise of an Option as described in Section 12.2, (ii) any Shares deducted or delivered from an Award payment in connection with the Company's tax withholding obligations as described in Section 19.3 or (iii) any Shares purchased by the Company with proceeds from option exercises.

5.  EFFECTIVE DATE, DURATION AND AMENDMENTS

        5.1    Effective Date.

        The Plan shall be effective as of the Effective Date.

        5.2    Term.

        The Plan first became effective on the Effective Date. The Plan was subsequently amended and restated, subject to approval by the stockholders of the Company, effective as of the Restatement Effective Date. The Plan shall continue in effect until the day immediately prior to the 10-year anniversary of the Restatement Effective Date, unless sooner terminated on any date as provided in Section 5.3 or extended with approved by the stockholders of the Company.

        5.3    Amendment and Termination of the Plan.

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by Applicable Laws or required by the Stock Exchange on which the Shares are listed. No amendment will be made to the no-repricing provisions of Section 3.4 or the option pricing provisions of Section 8.1 without the approval of the

Company's stockholders. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.  AWARD ELIGIBILITY AND LIMITATIONS

        6.1    Service Providers and Other Persons.

        Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

        6.2    Limitation on Shares Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act and the transition period under Treasury Regulation Section 1.162-27(f)(2) has lapsed or does not apply, Awards intended to qualify as Performance-Based Compensation shall be subject to the following limitations:

            (i)  the maximum number of Shares subject to Options or SARs that can be granted under the Plan to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year (for this purpose, tandem SARs/Options shall be treated as one Award);

           (ii)  the maximum number of Shares that can be granted under the Plan, other than pursuant to Options or SARs, to any person eligible for an Award under Section 6 is One Million (1,000,000) Shares in a calendar year; and

          (iii)  the maximum amount that may be paid as an Annual Incentive Award in a calendar year to any person eligible for an Award shall be Five Million Dollars ($5,000,000) and the maximum amount that may be paid as a cash-settled Performance Award in respect of a performance period by any person eligible for an Award shall be Five Million Dollars ($5,000,000).

        The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 18.

        6.3    Stand-Alone, Additional, Tandem and Substitute Awards.

        Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. Subject to Section 3.4, if an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Section 8.1 and Section 9.1 but subject to Section 3.4, the Option Price of an Option or the SAR Exercise Price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.  AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Options.

8.  TERMS AND CONDITIONS OF OPTIONS

        8.1    Option Price.

        The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of a Share on the Grant Date; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

        8.2    Vesting.

        Subject to Sections 8.3 and 18.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded down to the next nearest whole number.

        8.3    Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date.

        8.4    Termination of Service.

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

        8.5    Limitations on Exercise of Option.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 18 which results in termination of the Option.

        8.6    Method of Exercise.

        Subject to the terms of Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company of notice of exercise on any business day, at the Company's principal office, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Subject to the terms of Section 12 and Section 19.3, such notice shall specify the number of Shares with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

        8.7    Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, an individual or entity holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares or to receive notice of any meeting of the Company's stockholders) until the Shares covered thereby are fully paid and issued to him. Except as provided in Section 18, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

        8.8    Delivery of Share Certificates.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the Shares subject to such Option as shall be consistent with Section 3.7.

        8.9    Transferability of Options.

        Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        8.10    Family Transfers.

        If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to the Option shall be subject to the same restrictions on transfer of shares as would have applied to the Grantee. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

        8.11    Limitations on Incentive Stock Options.

        An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

        8.12    Notice of Disqualifying Disposition.

        If any Grantee shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

        9.1    Right to Payment and Grant Price.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the SAR Exercise Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least the Fair Market Value of one (1) Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of one Share on the SAR Grant Date; and provided further that a Grantee may only exercise either the SAR or the Option with which it is granted in tandem and not both.

        9.2    Other Terms.

        The Committee shall determine on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

        9.3  Term.

        Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

        9.4  Transferability of SARS.

        Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        9.5  Family Transfers.

        If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) unless Applicable Law does not permit such transfers, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and Shares acquired pursuant to a SAR shall be subject to the same restrictions on transfer or shares as would have applied to the Grantee. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.  TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

        10.1    Grant of Restricted Stock or Stock Units.

        Awards of Restricted Stock or Stock Units may be made for consideration or no consideration. To the extent required by applicable law, Grantees will be required to pay the par value of the Shares; provided, however, that, to the extent permitted by applicable law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

        10.2    Restrictions.

        At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Committee may in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Section 14, and which shall be set forth in the Award Agreement relating to such grant. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Stock Units.

        10.3    Restricted Stock Certificates.

        Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration, such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock have been granted, share certificates representing the total number of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

        10.4    Rights of Holders of Restricted Stock.

        Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Shares. Awards of Restricted Stock may provide for the right to receive any dividends declared or paid with respect to such Shares; provided, however, that to the extent such dividend rights are provided with respect to Restricted Stock that vests or is earned based upon the achievement of performance goals, dividends shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares of Restricted Stock, vest) only to the extent (and when) such Restricted Stock vests. The Award Agreement may provide that dividends are payable in cash or deemed reinvested in additional Shares of Restricted Stock at a price per Share equal to the Fair Market Value of a Share on the date that such dividend is paid. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, extraordinary dividend, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant. Absent advance written consent by the Committee, holders of Restricted Stock may not make an election under Code Section 83(b) with regard to the grant of Restricted Stock, and any holder who attempts to make such an election without first obtaining such consent shall forfeit the Restricted Stock.

        10.5    Rights of Holders of Stock Units.

          10.5.1    Voting and Dividend Equivalent Rights.

        Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Stock Units, to direct the voting of the Shares subject to such Stock Units, or to receive notice of any meeting of the Company's stockholders); provided, however, that the Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive Dividend Equivalent Rights.

          10.5.2    Creditor's Rights.

        A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

        10.6    Termination of Service.

        Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to Restricted Stock or Stock Units.

        10.7    Delivery of Shares.

        Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee and set forth in the Award Agreement relating to such Restricted Stock or Stock Units, the restrictions applicable to Restricted Stock or Stock Units settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration or a share certificate evidencing ownership of such Shares shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit once the Shares represented by the Stock Unit has been delivered.

11.  TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

        The Committee may, in its sole discretion, grant (or sell) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. To the extent required by applicable law, Grantees will be required to pay the par value of any Shares received pursuant to an Award; provided, however, that, to the extent permitted by applicable law, par value shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate of the Company).

        The Committee may, in its sole discretion, grant Awards to Grantees in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11 may be granted with vesting, value and/or payment contingent upon the attainment of one or more performance goals. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Other Equity-Based Awards, the Grantee shall have no further rights with respect to such Award.

12.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

        12.1    General Rule.

        Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

        12.2    Surrender of Shares.

        To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of Shares, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, as applicable.

        12.3    Cashless Exercise.

        With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part (i) by delivery (on a form acceptable to the Committee) by the Grantee of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3, or, (ii) with the consent of the Company, by the Grantee electing to have the Company issue to Grantee only that the number of Shares equal in value to the difference between the Option Price and the Fair Market Value of the Shares subject to the portion of the Option being exercised.

        12.4    Other Forms of Payment.

        To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with Applicable Laws, regulations and rules, including, without limitation, Service to the Company or an Affiliate or net exercise.

13.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

        13.1    Dividend Equivalent Rights.

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs, and, provided, further, that to the extent such Dividend Equivalent Rights are provided with respect to an Award that vests or is earned based upon the achievement of performance goals, any dividend equivalent amounts shall not be paid currently, but shall, instead, be paid (or, to the extent deemed reinvested into additional Shares or Share-based Awards, issued) only to the extent such Award vest (with the Dividend Equivalent amount paid or issued, as the case may be, at the same time the cash is paid or Shares are issued at or after vesting of the Award). The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid in cash or may be deemed to be reinvested in additional Shares or Share-based Awards, which may thereafter accrue additional dividend equivalents. Any such reinvestment shall be based on the Fair Market Value of a Share on the date the dividend was paid.

        13.2    Termination of Service.

        Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

14.  TERMS AND CONDITIONS OF PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

        14.1    Grant of Performance Awards and Annual Incentive Awards.

        Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Awards and/or Annual Incentive Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

        14.2    Value of Performance Awards and Annual Incentive Awards.

        Each Performance Award and Annual Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Awards that will be paid out to the Plan participant.

        14.3    Earning of Performance Awards and Annual Incentive Awards.

        Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Awards or Annual Incentive Awards shall be entitled to receive payout on the value and number of the Performance Awards or Annual Incentive Awards earned by the Plan participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        14.4    Form and Timing of Payment of Performance Awards and Annual Incentive Awards.

        Payment of earned Performance Awards and Annual Incentive Awards shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Awards at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period; provided that, unless specifically provided in the Award Agreement pertaining to the grant of the Award, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which the Performance Period ends. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

        14.5    Performance Conditions.

        The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

        14.6    Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.

        If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "qualified performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

          14.6.1    Performance Goals Generally.

        The performance goals for Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

          14.6.2    Timing For Establishing Performance Goals.

        Performance goals applicable to Awards intended to qualify as Performance-Based Compensation shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which twenty-five percent (25%) of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for "qualified performance-based compensation" under Code Section 162(m).

          14.6.3    Settlement of Awards; Other Terms.

        Settlement of such Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

          14.6.4    Performance Measures.

        The performance goals upon which the payment or vesting of a Performance or Annual Incentive Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures, with or without adjustment:

          (a)   funds from operations;

          (b)   adjusted funds from operations;

          (c)   earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation;

          (d)   operating (or gross) income or profit;

          (e)   pretax income before allocation of corporate overhead and/or bonus;

          (f)    operating efficiencies;

          (g)   operating income as a percentage of net revenue;

          (h)   return on equity, assets, capital, capital employed or investment;

          (i)    after tax operating income;

          (j)    net income;

          (k)   earnings or book value per share;

          (l)    financial ratios;

          (m)  cash flow(s);

          (n)   total rental income or revenues;

          (o)   capital expenditures as a percentage of rental income;

          (p)   total operating expenses, or some component or combination of components of total operating expenses, as a percentage of rental income;

          (q)   stock price or total stockholder return, including any comparisons with stock market indices;

          (r)   appreciation in or maintenance of the price of the common stock or any of our publicly-traded securities;

          (s)   dividends;

          (t)    debt or cost reduction;

          (u)   comparisons with performance metrics of peer companies;

          (v)   comparisons of our stock price performance to the stock price performance of peer companies;

          (w)  strategic business objectives, consisting of one or more objectives based on meeting specified cost, acquisition or leasing targets, meeting or reducing budgeted expenditures, attaining division, group or corporate financial goals, meeting business expansion goals and meeting goals relating to leasing, acquisitions, joint ventures or collaborations or dispositions; economic value-added models; or

          (x)   any combination of any of the foregoing.

        Business criteria may be (but are not required to be) measured on a basis consistent with U.S. Generally Accepted Accounting Principles.

        Any Performance Measure(s) may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the performance of the Company, Subsidiary, and/or Affiliate or past performance or the past performance of any of the Company, Subsidiary, and/or Affiliate, operating units, business segments or divisions and/or the past or current performance of other companies, and in the case of earnings based measures, may use or employ comparisons relating to capital, stockholders' equity and/or shares outstanding, or to assets or net assets, as the Committee may deem appropriate. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

          14.6.5    Evaluation of Performance.

        The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset impairments or write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in the Company's annual report to stockholders for the applicable year; (f) foreign exchange gains and losses, (g) the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action; and (h) any other event either not directly related to operations or not within the reasonable control of management. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

          14.6.6    Adjustment of Performance-Based Compensation.

        Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.

          14.6.7    Board Discretion.

        In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval provided the exercise of such discretion does not violate Code Sections 162(m) or 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

        14.7    Status of Awards Under Code Section 162(m).

        It is the intent of the Company that Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.  TERMS AND CONDITIONS OF LONG-TERM INCENTIVE UNITS

        LTIP Units are intended to be profits interests in the operating partnership affiliated with the Company, if any (such operating partnership, if any, the "Operating Partnership"), the rights and features of which, if applicable, will be set forth in the agreement of limited partnership for the Operating Partnership (the "Operating Partnership Agreement"). Subject to the terms and provisions of the Plan and the Operating Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units to Plan participants in such amounts and upon such terms as the Committee shall determine. LTIP Units must be granted for service to the Operating Partnership. Each LTIP Unit awarded will be equivalent to an award of one Share for purposes of reducing the number of Shares available under the Plan on a one-for-one basis pursuant to Section 4.3.

        15.1    Vesting.

        Subject to Section 18, each LTIP Unit granted under the Plan shall vest at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.

16.  PARACHUTE LIMITATIONS

        Unless the Grantee is party to a written agreement or other legally enforceable contract that expressly addresses Code Section 280G or Code Section 4999 (in which case, the provisions in such agreement or contract relating to Code Section 280G and Code Section 4999 shall control and the provisions in this Section 16 shall not be applicable to the Grantee), if the Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate (an "Other Agreement") providing any right to exercise, vesting, payment or benefit, and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), any right to exercise, vesting, payment or benefit to the Grantee under the Plan shall be reduced or eliminated:

            (i)  to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment") and

           (ii)  if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

        The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

17.  REQUIREMENTS OF LAW

        17.1    General.

        No participant in the Plan will be permitted to acquire, or will have any right to acquire, Shares thereunder if such acquisition would be prohibited by any share ownership limits contained in charter or bylaws or would impair the Company's status as a REIT. The Company shall not be required to offer, sell or issue any Shares under any Award if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or entity exercising an Option, or the Company or an Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the offering, listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be offered, issued or sold to the Grantee or any other individual or entity exercising an Option pursuant to such Award unless such offering, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to offer, sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual or entity exercising an Option or SAR or accepting delivery of such Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of Shares pursuant to the Plan to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in Shares) shall not be exercisable until the Shares covered by such Option (or SAR) are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        17.2    Rule 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.  EFFECT OF CHANGES IN CAPITALIZATION

        18.1    Changes in Shares.

        If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of share, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Company in a manner deemed equitable by the Committee. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

        18.2    Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

        Subject to Section 18.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate

Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 18.2, Performance Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares subject to the Performance Awards would have been entitled to receive immediately following such transaction.

        18.3    Change in Control in which Awards are not Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Stock Units, Dividend Equivalent Rights, Restricted Stock, LTIP Units or other Equity-Based Awards are not being assumed or continued:

            (i)  in each case with the exception of any Performance Award, all outstanding Restricted Stock and LTIP Units shall be deemed to have vested, all Stock Units shall be deemed to have vested and the Shares subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the Shares subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and

           (ii)  either of the following two actions shall be taken:

            (A)  fifteen (15) days prior to the scheduled consummation of a Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or

            (B)  the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the "Award Shares") multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

          (iii)  for Performance Awards denominated in Shares, Stock Units or LTIP Units, if less than half of the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved (or Unrestricted Stock if no further restrictions apply). If more than half the Performance Period has lapsed, the Awards shall be converted into Restricted Stock or Stock Units based on actual performance to date (or Unrestricted Stock if no further restrictions apply). If actual performance is not determinable, then Performance Awards shall be converted into Restricted Stock or Stock Units assuming target performance has been achieved, based on the discretion of the Committee (or Unrestricted Stock if no further restrictions apply).

          (iv)  Other-Equity Based Awards shall be governed by the terms of the applicable Award Agreement.

        With respect to the Company's establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen (15)-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals and entities that hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

        18.4    Change in Control in which Awards are Assumed.

        Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

        The Plan, Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of the Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards theretofore granted, or for the substitution for such Options, SARs, Stock Units, Restricted Stock and Other Equity-Based Awards for new common stock options and stock appreciation rights and new common stock units, restricted stock and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.

        18.5    Adjustments

        Adjustments under this Section 18 related to Shares or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 18.1, 18.2, 18.3 and 18.4. This Section 18 does not limit the Company's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change in control events that do not constitute a Change in Control.

        18.6    No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

19.  GENERAL PROVISIONS

        19.1    Disclaimer of Rights.

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual or entity the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any individual or entity at any time, or to terminate any employment or other relationship between any individual or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

        19.2    Nonexclusivity of the Plan.

        Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Company to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as it may determine to be desirable.

        19.3    Withholding Taxes.

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or an Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided, that if there is a same-day sale of Shares subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or an Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or an Affiliate to withhold Shares otherwise issuable to the Grantee or (ii) by delivering to the Company or an Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or an Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of Shares pursuant to such Award, as applicable, cannot exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or an Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of Shares. Notwithstanding Section 2.20 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company or an Affiliate, or its designee or agent, with advance written notice of such sale.

        19.4    Captions.

        The use of captions in the Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

        19.5    Other Provisions.

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

        19.6    Number and Gender.

        With respect to words used in the Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

        19.7    Severability.

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        19.8    Governing Law.

        The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

        19.9    Code Section 409A.

        The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute deferred compensation within the meaning of Code Section 409A, and the Plan and all Award Agreements shall be interpreted accordingly. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

*    *    *

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000236094_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Jay Bartels 02 Chris A. Downey 03 Joseph W. Glauber 04 Dean Jernigan 05 Paul A. Pittman 06 Darell D. Sarff FARMLAND PARTNERS INC. 8670 WOLFF COURT #240 WESTMINSTER,CO 80031 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015. 3 To approve the Company's Amended and Restated 2014 Equity Incentive Plan. NOTE: We may conduct such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000236094_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report to Stockholders/Form 10-K is/are available at www.proxyvote.com . FARMLAND PARTNERS INC. Annual Meeting of Stockholders May 5, 2015 8:00 AM MDT This proxy is solicited by the Board of Directors The undersigned hereby appoints Paul A. Pittman and Luca Fabbri, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, $0.01 par value per share, of FARMLAND PARTNERS INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 08:00 AM MDT on 5/5/2015, at the Hyatt Regency Tech Center, located at 7800 E. Tufts Avenue, Denver, CO 80237, and any adjournment or postponement thereof. For Proposal 1 (Election of Directors) you may vote "FOR" all of the nominees to the Board of Directors or you may "WITHHOLD" your vote for all of the nominees or for any nominee(s) that you specify. For Proposal 2 (ratification of the appointment of PricewaterhouseCoopers LLP) and Proposal 3 (approval of the Company's Amended and Restated 2014 Equity Incentive Plan), you may vote "FOR" or "AGAINST" such proposal or "ABSTAIN" from voting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side